SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                       Proxy Statement Pursuant to Section
                  14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[     ]  Preliminary Proxy Statement
[     ]  Confidential,  For  Use  of the  Commission  Only  (as  permitted  by
         Rule 14a-6(e)(2))
[  X  ]  Definitive  Proxy  Statement
[     ]  Definitive  Additional Materials
[     ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       LIBERTY FUNDS TRUST I
                       Liberty High Yield  Securities  Fund
                       Liberty Income Fund
                       Liberty  Strategic Income Fund
                       Liberty  Tax-Managed  Aggressive Growth Fund
                       Liberty  Tax-Managed  Value Fund

                       LIBERTY FUNDS TRUST II
                       Liberty Intermediate Government Fund
                       Liberty Money Market Fund
                       Liberty Newport Greater China Fund
                       Liberty Newport Japan Opportunities Fund

                       LIBERTY FUNDS TRUST III
                       Liberty Contrarian Fund
                       Liberty Contrarian Equity Fund
                       Liberty Contrarian Income Fund
                       Liberty Federal Securities Fund
                       Liberty Newport Global Utilities Fund
                       Liberty Newport International Equity Fund
                       Liberty Real Estate Fund
                       Liberty Select Value Fund
                       The Liberty Fund
                       Liberty Special Fund

                       LIBERTY FUNDS TRUST IV
                       Liberty Counselor Balanced Portfolio
                       Liberty Counselor Growth Portfolio
                       Liberty Counselor Income Portfolio
                       Liberty High Yield Municipal Fund
                       Liberty Tax-Exempt Fund
                       Liberty Tax-Exempt Insured Fund
                       Liberty Municipal Money Market Fund
                       Liberty Utilities Fund

                       LIBERTY FUNDS TRUST V
                       Colonial California Tax-Exempt Fund
                       Colonial Connecticut Tax-Exempt Fund
                       Colonial Massachusetts Tax-Exempt Fund
                       Colonial New York Tax-Exempt Fund
                       Colonial Ohio Tax-Exempt Fund

                       LIBERTY FUNDS TRUST VI
                       Liberty Growth & Income Fund
                       Liberty Newport Asia Pacific Fund

                       LIBERTY FUNDS TRUST VII
                       Liberty Newport Europe Fund
                       Liberty Newport Tiger Fund

                       LIBERTY FLOATING RATE ADVANTAGE FUND
                   ------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    ------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X  ]  No fee required.
[    ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:


         2) Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


         4) Proposed maximum aggregate value of transaction:


         5) Total fee paid:

[     ]  Fee paid previously with preliminary materials.

[     ]  Check box if any part of the fee is offset as  provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)  Amount Previously Paid:


         2)  Form, Schedule or Registration Statement No.:


         3)  Filing Party:


         4)  Date Filed:

                              LIBERTY MUTUAL FUNDS
                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111

Dear Shareholder:


Your Fund will hold a special meeting on December 27, 2000 at 10:00 a.m. Eastern time, at the offices of Colonial Management Associates, Inc. (Colonial). A formal Notice of Special Meetings of Shareholders appears on the next few pages, and is followed by the proxy statement which explains in more detail the proposals to be considered. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares at your earliest convenience.



YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO ENCLOSED PROXY INSERT), BY PHONE OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!


Your Fund is using Shareholder Communications Corporation (SCC), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the special meeting approaches, if we have not yet received your vote, you may receive a telephone call from SCC reminding you to exercise your right to vote.


Please take a few moments to review the details of each proposal. If you have any questions regarding the proxy statement, please feel free to call SCC toll free at 1-877-518-9416 between the hours of 9:00 a.m. and 11:00 p.m. Eastern time. Our hearing impaired shareholders may call Liberty Funds Services, Inc., the Liberty Mutual Funds' transfer agent, at 1-800-528-6979 if you have special TTD equipment.


We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

/s/ Stephen E. Gibson
Stephen E. Gibson, President


November 17, 2000
G-60/598D-1000

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 27, 2000

LIBERTY FUNDS TRUST I

Liberty High Yield Securities Fund
Liberty Income Fund
Liberty Strategic Income Fund
Liberty Tax-Managed Aggressive Growth Fund
Liberty Tax-Managed Value Fund


LIBERTY FUNDS TRUST II
Liberty Intermediate Government Fund
Liberty Money Market Fund
Liberty Newport Greater China Fund
Liberty Newport Japan Opportunities Fund

LIBERTY FUNDS TRUST III
Liberty Contrarian Fund
Liberty Contrarian Equity Fund
Liberty Contrarian Income Fund
Liberty Federal Securities Fund
Liberty Newport Global Utilities Fund
Liberty Newport International Equity Fund
Liberty Real Estate Fund
Liberty Select Value Fund
The Liberty Fund
Liberty Special Fund

LIBERTY FUNDS TRUST IV
Liberty Counselor Balanced Portfolio
Liberty Counselor Growth Portfolio
Liberty Counselor Income Portfolio
Liberty High Yield Municipal Fund
Liberty Tax-Exempt Fund
Liberty Tax-Exempt Insured Fund
Liberty Municipal Money Market Fund
Liberty Utilities Fund

LIBERTY FUNDS TRUST V
Liberty California Tax-Exempt Fund
Liberty Connecticut Tax-Exempt Fund
Liberty Massachusetts Tax-Exempt Fund
Liberty New York Tax-Exempt Fund
Liberty Ohio Tax-Exempt Fund

LIBERTY FUNDS TRUST VI
Liberty Growth & Income Fund
Liberty Newport Asia Pacific Fund

LIBERTY FUNDS TRUST VII
Liberty Newport Europe Fund
Liberty Newport Tiger Fund
LIBERTY FLOATING RATE ADVANTAGE FUND

NOTICE IS HEREBY GIVEN that Special Meetings of Shareholders of the Liberty Mutual Funds listed above will be held at 10:00 a.m. Eastern time on Wednesday, December 27, 2000, at the offices of Colonial Management Associates, Inc., One Financial Center, Boston, Massachusetts 02111-2621 for these purposes:


1. SHAREHOLDERS OF EACH LIBERTY MUTUAL FUND: To elect a Board of Trustees of the Trust of which such Liberty Mutual Fund is a series;

2. SHAREHOLDERS OF LIBERTY NEWPORT GLOBAL UTILITIES FUND AND LIBERTY NEWPORT INTERNATIONAL EQUITY FUND: To approve a new portfolio management agreement for each Fund with Newport Fund Management, Inc.;

3. SHAREHOLDERS OF THE LIBERTY FUND: To approve a sub-advisory agreement with Unibank Securities, Inc.;


4. SHAREHOLDERS OF LIBERTY MONEY MARKET FUND AND LIBERTY MUNICIPAL MONEY MARKET FUND: To authorize the Funds to cast votes for the election of a Board of Trustees of the SR&F Base Trust; and


5. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

Shareholders of record at the close of business on September 29, 2000, are entitled to notice of and to vote at the meeting and any adjourned session.

By order of the Board of Trustees,


William J. Ballou, Secretary
November 17, 2000



NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO ENCLOSED PROXY INSERT) OR IN PERSON. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                        SPECIAL MEETINGS OF SHAREHOLDERS
                              LIBERTY MUTUAL FUNDS
                                 PROXY STATEMENT

                               GENERAL INFORMATION


                                                               November 17, 2000


This proxy statement, which is divided into the following four parts, is a combined proxy statement for all of the Liberty Mutual Funds listed in the Notice of Special Meetings of Shareholders:


Part 1.             Overview.                                          Page 3
Part 2.             Proposals.                                         Page 6
Part 3.             Information Regarding Voting and Shareholder
                    Meetings.                                          Page 33
Part 4.             Fund Information.                                  Page 36



If at any time you have any questions regarding the information contained in the proxy statement, please call SCC toll free at 1-877-518-9416 between the hours of 9:00 a.m. and 11:00 p.m. Eastern time. This proxy statement was first mailed to shareholders on or about November 17, 2000.


PART 1.           OVERVIEW.


The Boards of Trustees of the Trusts listed on the Notice of Special Meetings of Shareholders (Trusts) and of the SR&F Base Trust have called Special Meetings of Shareholders for 10:00 a.m. Eastern time, Wednesday, December 27, 2000, for the purposes described in the accompanying Notice of Special Meetings of Shareholders and as summarized below. The purpose of this proxy statement is to provide you with additional information regarding the proposals to be voted on at the meeting and to request your proxy to vote in favor of the proposals.



Throughout this proxy statement, the Funds listed on the Notice of Special Meetings of Shareholders are referred to collectively as the "Liberty Mutual Funds" and the Trusts listed on the Notice of Special Meetings of Shareholders are referred to collectively as the "Trusts."



The following table lists the proposals, the affected Funds and the page of the proxy statement the proposals are discussed in greater detail:

                                     LIBERTY MUTUAL FUND WHOSE
                                     SHAREHOLDERS ARE ENTITLED TO      TABLE OF
PROPOSALS                            VOTE                              CONTENTS
1.  To elect a Board of Trustees     Each Liberty Mutual Fund listed   Page 6
of each Trust.                       on the Notice of Special
                                     Meetings

2.  To approve new portfolio         Liberty Newport Global            Page 13
management agreements with Newport   Utilities Fund and Liberty
Fund Management, Inc.                Newport International Equity
                                     Fund

3.  To approve a sub-advisory        The Liberty Fund                  Page 21
agreement with Unibank Securities,
Inc.

4. To authorize Liberty Money        Liberty Money Market Fund         Page 27
Market Fund and Liberty Municipal    and Liberty Municipal Money
Money Market Fund to cast votes      Market Fund
for the election of a Board of
Trustees of the SR&F Base Trust.


VOTING PROCESS.


You can vote in any one of the following four ways:



         a.       By mail, by filling out and returning the enclosed proxy card;



         b. By phone, by calling toll free 1-877-518-9416 between the hours of 9:00 a.m. and 11:00 p.m. Eastern time;



         c. By fax (not available for all shareholders; refer to enclosed proxy insert); or



         d.       In person at the Meeting.



         Shareholders who owned shares on the record date, September 29, 2000, are entitled to vote at the meeting. Shareholders are entitled to cast one vote for each share owned on the record date. If you choose to vote by mail or by fax, and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card. Whichever method you choose, please carefully read the proxy statement which outlines in more detail the proposals you are asked to vote on.


Set forth below is a summary of each proposal that the Boards of Trustees recommend that you consider:

PROPOSAL 1.       ELECT A BOARD OF TRUSTEES OF EACH TRUST.

We ask that you consider the election of eleven nominees as members of the Board of Trustees of each Trust. These eleven nominees, if elected, will serve as Trustees of each of the Trusts until the next meeting of shareholders or until a successor is elected, or until death, resignation, removal or retirement.


PROPOSAL 2.       APPROVE NEW PORTFOLIO MANAGEMENT AGREEMENTS WITH NEWPORT
                  FUND MANAGEMENT, INC. (LIBERTY NEWPORT GLOBAL UTILITIES FUND
                  AND LIBERTY NEWPORT INTERNATIONAL EQUITY FUND).

We ask that you approve new portfolio management agreements with Newport Fund Management, Inc. for Liberty Newport Global Utilities Fund and Liberty Newport International Equity Fund.

PROPOSAL 3.       APPROVE A SUB-ADVISORY AGREEMENT WITH UNIBANK SECURITIES, INC.
                  (THE LIBERTY FUND).

We ask that you approve a new sub-advisory agreement with Unibank Securities, Inc. for The Liberty Fund.


PROPOSAL 4.       AUTHORIZE LIBERTY MONEY MARKET FUND AND LIBERTY MUNICIPAL
                  MONEY MARKET FUND TO CAST VOTES FOR THE ELECTION OF A BOARD OF
                  TRUSTEES OF THE SR&F BASE TRUST (LIBERTY MONEY MARKET FUND AND
                  LIBERTY MUNICIPAL MONEY MARKET FUND).



We ask that you consider the election of eleven nominees as members of the Board of Trustees of the SR&F Base Trust. Each nominee, if elected, will serve as a Trustee of the SR&F Base Trust until the next meeting of shareholders or until a successor is elected, or until death, resignation, removal or retirement.


PART 2.           PROPOSALS.

PROPOSAL 1.       ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect four new members as well as seven of the currently serving members of the Boards of Trustees of the Trusts. All of the nominees listed below, except for the proposed four new members (Ms. Kelly and Messrs. Hacker, Nelson and Theobald), are currently members of the Boards of Trustees of the Trusts, as well as eight Liberty closed-end funds and, in the case of Messrs. Lowry, Mayer and Neuhauser, one other Liberty open-end trust and eleven Liberty closed-end trusts (collectively, the "Liberty Fund Complex"), and have served in that capacity continuously since originally elected or appointed. All of the currently serving members, other than Mr. Palombo, have been previously elected to those Boards by the shareholders of the Liberty Fund Complex. The proposed four new members currently serve on the Boards of Trustees of two Stein Roe closed-end funds and seven Stein Roe open-end trusts (collectively, the "Stein Roe Funds"), and were recommended for election as Trustees of the Trusts by the Boards of Trustees of each of the Trusts at meetings held on October 25-26, 2000. Each of the nominees elected will serve as a Trustee of each of the Trusts until the next meetings of shareholders of the Liberty Mutual Funds called for the purpose of electing a Board of Trustees, and until a successor is elected and qualified or until death, retirement, resignation or removal.



Currently, two different boards of trustees are responsible for overseeing substantially all of the Liberty Fund Complex and Stein Roe Funds. The Trustees of the Liberty Fund Complex and of the Stein Roe Funds; and Liberty Financial Companies, Inc. (Liberty Financial), the indirect parent of the investment advisors to the Liberty Fund Complex and the Stein Roe Funds, have agreed that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Liberty Fund Complex and Stein Roe Funds. Creation of a single, consolidated board should also provide certain administrative efficiencies for Liberty Financial and potential future cost savings for the Liberty Fund Complex, Stein Roe Funds and Liberty Financial. The nominees listed below will be the members of the single, consolidated Board of Trustees. The persons named in the enclosed proxy card intend to vote at the Meetings in favor of the election of the nominees named below as Trustees (if so instructed). If any nominee listed below becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee in the discretion of the proxy holder(s).


INFORMATION ABOUT THE NOMINEES


Set forth below is information concerning each of the nominees. Each nominee, if elected, will serve as a Trustee of each Trust.

NOMINEE NAME & AGE      PRINCIPAL OCCUPATION (1) AND DIRECTORSHIPS      TRUSTEE SINCE
------------------      ------------------------------------------      -------------
Douglas A. Hacker       Executive Vice President and Chief              New nominee
(43)                    Financial Officer of UAL, Inc. (airline)
                        since July, 1999; Senior Vice President
                        and Chief Financial Officer of UAL, Inc.
                        prior thereto.

NOMINEE NAME & AGE      PRINCIPAL OCCUPATION (1) AND DIRECTORSHIPS      TRUSTEE SINCE
------------------      ------------------------------------------      -------------
Janet Langford Kelly    Executive Vice President-Corporate              New nominee
(41)                    Development, General Counsel and
                        Secretary of Kellogg Company (food,
                        beverage and tobacco producer) since
                        September 1999; Senior Vice President,
                        Secretary and General Counsel of Sara Lee
                        Corporation (branded, packaged,
                        consumer-products manufacturer) prior
                        thereto.

Richard W. Lowry        Private Investor since 1987  (formerly          1995
(64)                    Chairman and Chief Executive Officer of
                        U.S. Plywood Corporation (building
                        products producer) from August 1985 to
                        August 1987).

Salvatore Macera        Private Investor since 1981  (formerly          1998
(69)                    Executive Vice President and Director of
                        Itek Corporation (electronics) from 1975
                        to 1981).

William E. Mayer(2)     Partner, Park Avenue Equity Partners            1994
(60)                    (venture capital) since November 1996;
                        Dean, College of Business and Management,
                        University of Maryland, prior thereto;
                        Director, Johns Manville (building
                        products producer), Lee Enterprises
                        (print and on-line media) and WR
                        Hambrecht + Co. (financial service
                        provider).

Charles R. Nelson       Van Voorhis Professor, Department of            New nominee
(57)                    Economics, University of Washington;
                        consultant on economic and statistical
                        matters.

John J. Neuhauser       Academic Vice President and Dean of             1985
(57)                    Faculties, Boston College, since August,
                        1999; Dean, Boston College School of
                        Management prior thereto.

Joseph R. Palombo(3)    Trustee of the Liberty Fund Complex since       2000
(47)                    August 2000; Trustee of the Stein Roe
                        Funds since October 2000; Vice President
                        of the Liberty Mutual Funds and Stein Roe
                        Funds from April, 1999 to October, 2000;
                        Executive Vice President and Director of
                        Colonial and Stein Roe & Farnham
                        Incorporated; Executive Vice President
                        and Chief Administrative Officer of
                        Liberty Funds Group LLC since April,
                        1999; Director of Alpha Trade Inc.
                        (broker-dealer), Colonial Advisory
                        Services, Inc. Liberty Funds Distributor,
                        Inc. and Liberty Funds Services, Inc.
                        since April, 2000. Chief Operating
                        Officer, Putnam Mutual Funds prior
                        thereto.

NOMINEE NAME & AGE      PRINCIPAL OCCUPATION (1) AND DIRECTORSHIPS      TRUSTEE SINCE
------------------      ------------------------------------------      -------------
Thomas E. Stitzel       Business Consultant since 1999; Professor       1998
(64)                    of Finance and Dean, College of Business,
                        Boise State University prior thereto;
                        Chartered Financial Analyst.

Thomas C. Theobald      Managing Director, William Blair Capital        New nominee
(62)                    Partners (private equity investing) since
                        1994; Chief Executive Officer and
                        Chairman of the Board of Directors,
                        Continental Bank Corporation (banking
                        services) prior thereto.

Anne-Lee Verville       Consultant since 1997; General manager,        1998
(55)                    Global Education Industry (global
                        education applications) prior thereto;
                        formerly President, Applications
                        Solutions Division, IBM Corporation
                        (global education and global applications)
                        from 1991 to 1994.


---------------------------
(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.


(2) Mr. Mayer is not affiliated with Liberty Financial, but is an "interested person," as defined in the Investment Company Act of 1940, as amended (1940 Act), because of his affiliation with WR Hambrecht + Co. (a registered broker-dealer).



(3) Mr. Palombo is an "interested person," as defined in the 1940 Act, because of his affiliation with Liberty Financial, the parent company of the advisors to the Funds and an indirect majority-owned subsidiary of Liberty Mutual Insurance Company.



The following persons who are currently serving on each Board of Trustees are not standing for reelection:



NOMINEE NAME & AGE      PRINCIPAL OCCUPATION (1) AND DIRECTORSHIPS      TRUSTEE SINCE
------------------      ------------------------------------------      -------------
  Tom Bleasdale          Retired (formerly Chairman of the Board         1987
  (70)                   and Chief Executive Officer, Shore Bank &
                         Trust Company (banking services) from 1992
                         to 1993); Director, Empire Co. (food
                         distributor).

  Lora S. Collins        Attorney (formerly Attorney, Kramer, Levin      1991
  (65)                   Naftalis & Frankel (law firm) from 1986 to
                         1996).

  James E. Grinnell      Private investor since November 1988.           1995
  (72)

  James L. Moody, Jr.    Retired (formerly Chairman of the Board,
                         Hannaford Bros. Co. (food retailer) from
                         1984 to 1997 and Chief Executive Officer
                         prior thereto).

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.


                 TRUSTEES' COMPENSATION; MEETINGS AND COMMITTEES

A.       TRUSTEES' COMPENSATION.

The members of the Board of Trustees of each Trust will serve as Trustees of the Liberty Fund Complex and Stein Roe Funds, for which service each Trustee, except for Mr. Palombo, will receive an annual retainer of $45,000, and attendance fees of $8,000 for each regular joint Board meeting and $1,000 for each special joint Board meeting. The Board of Trustees is expected to hold six regular joint Board meetings each year. Committee chairs will receive an additional annual retainer of $5,000. Other Committee members will receive an additional annual retainer of $1,000, and receive $1,000 for each special meeting attended on a day other than a regular joint Board meeting day. Two-thirds of the Trustees' fees are allocated among the Liberty Fund Complex and Stein Roe Funds based on their relative net assets, and one-third of the fees is divided equally among the Liberty Fund Complex and Stein Roe Funds.


The Liberty Mutual Funds do not currently provide pension or retirement plan benefits to the Trustees. However, certain Trustees currently serving on the Board of Trustees of the Liberty Mutual Funds who are not continuing on the combined Board of Trustees of the Liberty Mutual and Stein Roe Funds will receive payments at an annual rate equal to their 1999 Trustee compensation for the lesser of two years or until the date they would otherwise have retired at age 72. These payments will be made quarterly, beginning in 2001. Liberty Financial and the Liberty Fund Complex will each bear one-half of the cost of the payments; the Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.



Further information concerning the Trustees' compensation is disclosed under
Part 4. Fund Information on page 37.


B.       MEETINGS AND CERTAIN COMMITTEES.


COMPOSITION. The current Board of Trustees of each Trust consists of two interested and nine non-interested Trustees. Mr. Mayer is not affiliated with Liberty Financial or any of its investment advisor affiliates, but is considered interested as a result of his affiliation with a broker-dealer. Mr. Palombo is an interested person because of his affiliation with Liberty Financial.

AUDIT COMMITTEE. The Audit Committee of each Trust, consisting of Ms. Verville (Chairperson) and Messrs. Bleasdale, Grinnell, Lowry Macera and Moody, all of whom are non-interested Trustees, recommends to the Board of Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures and considers the independence of the independent accountants the range of their audit services and their fees.



COMPENSATION COMMITTEE. The Compensation Committee of each Trust, consisting of Messrs. Neuhauser (Chairperson), Grinnell and Stitzel and Ms. Collins, all of whom are non-interested Trustees, reviews compensation of the Board of Trustees.



GOVERNANCE COMMITTEE. The Governance Committee of each Trust, consisting of Messrs. Bleasdale (Chairperson), Lowry, Mayer and Moody and Ms. Verville, all of whom are non-interested Trustees, except for Mr. Mayer (Mr. Mayer is interested as a result of his affiliation with a broker-dealer, but is not affiliated with Liberty Financial), recommends to the Board of Trustees, among other things, nominees for Trustee and for appointments to various committees. The Committee will consider candidates for trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the applicable Trust, Attention: Secretary, One Financial Center, 11th Floor, Boston, Massachusetts 02111-2621.



The Boards of Trustees and the Committees held meetings during the following fiscal years ended:



November 30, 1999 for Liberty Counselor Balanced Portfolio, Liberty Counselor Growth Portfolio, Liberty Counselor Income Portfolio, Liberty High Yield Municipal Fund, Liberty Tax-Exempt Fund, Liberty Tax-Exempt Insured Fund and Liberty Utilities Fund (Liberty Funds Trust IV)



    Board of Trustees                                    6
    Audit Committee                                      3
    Compensation Committee                               2
    Governance Committee                                 4



December 31, 1999 for Liberty High Yield Securities Fund, Liberty Income Fund, Liberty Strategic Income Fund (Liberty Funds Trust I), Liberty Newport Tiger Fund (Liberty Funds Trust VII)

    Board of Trustees                                    6
    Audit Committee                                      3
    Compensation Committee                               2
    Governance Committee                                 4



January 31, 2000 for Liberty California Tax-Exempt Fund, Liberty Connecticut Tax-Exempt Fund, Liberty Massachusetts Tax-Exempt Fund, Liberty New York Tax-Exempt Fund and Liberty Ohio Tax-Exempt Fund (Liberty Funds Trust V)



    Board of Trustees                                    6
    Audit Committee                                      3
    Compensation Committee                               1
    Governance Committee                                 4



June 30, 2000 for Liberty Money Market Fund (Liberty Funds Trust II), Liberty Municipal Money Market Fund (Liberty Funds Trust IV), Liberty Growth & Income Fund and Liberty Newport Asia Pacific Fund (Liberty Funds Trust VI)



    Board of Trustees                                    6
    Audit Committee                                      4
    Compensation Committee                               2
    Governance Committee                                 6



August 31, 2000 for Liberty Intermediate Government Fund, Liberty Newport Greater China Fund and Liberty Newport Japan Opportunities Fund (Liberty Funds Trust II), Liberty Federal Securities Fund (Liberty Funds Trust III), Liberty Newport Europe Fund (Liberty Funds Trust VII) and Liberty Floating Rate Advantage Fund



    Board of Trustees                                    6
    Audit Committee                                      4
    Compensation Committee                               2
    Governance Committee                                 6



October 31, 2000 for Liberty Tax-Managed Aggressive Growth Fund and Liberty Tax-Managed Value Fund (Liberty Funds Trust I), Liberty Contrarian Fund, Liberty Contrarian Equity Fund, Liberty Contrarian Income Fund, Liberty Newport Global Utilities Fund, Liberty Newport International Equity Fund, Liberty Real Estate Fund, Liberty Select Value Fund, The Liberty Fund and Liberty Special Fund (Liberty Funds Trust III)



    Board of Trustees                                    6
    Audit Committee                                      4

    Compensation Committee                               2
    Governance Committee                                 5












During the most recently completed fiscal years, each of the current Trustees attended more than 75% of the meetings of the Board of Trustees of each Trust and the committees of which such Trustee was a member.



THE BOARDS OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH LIBERTY MUTUAL FUND VOTE FOR EACH NOMINEE IN PROPOSAL 1.


                          REQUIRED VOTE FOR PROPOSAL 1


Shareholders of each Liberty Mutual Fund vote together with the shareholders of the other series of the applicable Trust for the election of Trustees. A plurality of the votes of each Trust cast at the Meetings, if a quorum is represented, is required for the election of each Trustee to the Board of Trustees of each Trust. Since the number of Trustees has been fixed at eleven, this means that the eleven persons receiving the highest number of votes will be elected.


PROPOSAL 2.       APPROVE NEW PORTFOLIO MANAGEMENT

                  AGREEMENTS WITH NEWPORT FUND MANAGEMENT, INC. (NEWPORT) (LIBERTY NEWPORT GLOBAL UTILITIES FUND AND LIBERTY NEWPORT INTERNATIONAL EQUITY FUND - HEREIN REFERRED TO FOR PURPOSES OF THIS PROPOSAL 2 AS EACH A "FUND" OR COLLECTIVELY THE "FUNDS")


A. DESCRIPTION OF PROPOSAL. The Board of Trustees of Liberty Funds Trust III proposes that the shareholders of each Fund approve a new Management Agreement, substantially in the form set forth in Appendix A to this proxy statement, between the Trust, on behalf of each Fund, and Newport. Newport is an affiliate of Colonial, the current investment advisor of Liberty Newport International Equity Fund, and Stein Roe & Farnham Incorporated (Stein Roe), the current investment advisor of Liberty Newport Global Utilities Fund. The new Management Agreements are identical to the existing Management Agreements, except that Newport will now provide investment management services to each of the Funds. With respect to Liberty Newport International Equity Fund, Newport will engage Colonial at Newport's own expense to provide administrative services to the Fund. With respect to the Liberty Newport Global Utilities Fund, the current portfolio managers are dual employees of Stein Roe and Newport and will continue to manage the Fund as employees of Newport. If the new Management Agreement for Liberty Newport Global Utilities Fund is not approved, the current portfolio managers are expected to continue to manage the Fund and will remain dual employees of Stein Roe and Newport. It is important to note that the annual rates payable by the Funds for investment management and administrative services will not increase or decrease as a result of the Trust entering into new Management Agreements on behalf of the Funds.


The existing Management Agreement for Liberty Newport International Equity Fund, dated October 1, 1997, was most recently approved by the shareholders of the Fund on February 15, 1995. The existing Management Agreement for Liberty Newport Global Utilities Fund, dated February 26, 1999, was most recently approved by shareholders of the Fund on February 4, 1993.


The existing Management Agreements for Liberty Newport International Equity Fund and Liberty Newport Global Utilities Fund provide for monthly fees at the annual rate of 0.75% and 0.40%, respectively, of each Fund's average daily net assets. For the fiscal year ended October 31, 1999, the aggregate fees paid by Liberty Newport International Equity Fund to Colonial under the existing Management Agreement were approximately $861,000, and the aggregate fee paid by Liberty Newport Global Utilities Fund to Stein Roe under the existing Management Agreement were approximately $484,000.

Colonial currently provides administrative services to Liberty Newport Global Utilities Fund under a separate Administration Agreement for an annual fee of 0.25% of the Fund's average daily net assets. For the fiscal year ended October 31, 1999, the aggregate fees paid by Liberty Newport Global Utilities Fund to Colonial under the existing Administration Agreement were approximately $363,000.



Upon shareholder approval of the new Management Agreements, Newport will provide investment management services to Liberty Newport International Equity Fund and Liberty Newport Global Utilities Fund, and be responsible for providing administrative services to Liberty Newport International Equity Fund. Newport will be paid at the same annual rate for providing these services as each Fund's investment advisor was paid under the existing Management Agreement. With respect to Liberty Newport Global Utilities Fund, the current Administration Agreement with Colonial will remain in effect.






B.       CONSIDERATION BY THE BOARD OF TRUSTEES.
The Board of Trustees met on December 15-16, 1999, to consider, among other things, the proposed change of each Fund's investment advisor. After due consideration, the Board of Trustees, including all Trustees who were not interested and who had no direct or indirect financial interests in the operation of the new Management Agreements or in any agreements related thereto, unanimously approved the new Management Agreements, subject to shareholder approval. The Board of Trustees concluded that the new Management Agreements are fair and reasonable, and are in the best interest of shareholders of each Fund. During the course of their deliberations, the Board of Trustees considered a variety of factors. The Board of Trustees considered the fact that the new Management Agreements with Newport would not impact the current fee structure of the existing Management Agreements, and that the current expense waivers would continue until further notice. The Board of Trustees, however, focused specifically on the experience and size of Newport's international investment management team, Newport's growth investment style, Newport's expertise and proven performance as an investment advisor of international and global growth funds similar to the Funds, as well as the increased complexity of the international securities markets.

C. COMPARISON AND IMPACT OF THE EXISTING AND NEW MANAGEMENT AGREEMENTS. For each of the Funds, the new Management Agreement is identical to the existing Management Agreement except for its initial term and the named investment advisor. The new Management Agreements do not differ from the existing Management Agreements with respect to the investment advisor's responsibilities or duties to the Funds, or the fees payable to the investment advisor for providing those services.


Compensation under the existing and new Management Agreements is subject to reduction if in any year the expenses of a Fund exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale. No such limits currently are in effect.

Both the existing and new Management Agreements provide that, subject to the Board of Trustees' supervision, the investment advisor will manage the assets of each Fund in accordance with its Prospectus and Statement of Additional Information, purchase and sell securities and other investments on behalf of the Fund, and report results to the Board of Trustees periodically. With respect to Liberty Newport International Equity Fund, the existing and new Management Agreements also require the investment advisor to furnish, at its expense: (a) office space, supplies, facilities and equipment; (b) executive and other personnel for managing the affairs of the Fund (excluding custodial, transfer agency, pricing and certain record keeping services); and (c) compensation to Trustees who are directors, officers of or employees of the advisor or its affiliates. Any liability of the investment advisor to the Trust, the Fund and/or its shareholders is limited to situations involving the advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

Each new Management Agreement provides that it will continue in effect for an initial term ending June 30, 2002, and thereafter so long as it is approved annually in accordance with the 1940 Act. The existing and new Management Agreements may be terminated at any time by Newport, by the Board of Trustees or by vote of a majority of the outstanding voting securities of any Fund without penalty on 60 days' written notice, and shall automatically terminate upon any "assignment" (as that term is defined in the 1940 Act). Each new Management Agreement may be amended only by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act).

D.       COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES.

In the case of Liberty Newport Global Utilities Fund, Newport will not change the investment objective or strategy of the Fund. In the case of Liberty Newport International Equity Fund, Newport will not change the Fund's investment objective, but will change its investment strategy. Colonial's investment strategy in selecting stocks for Liberty Newport International Equity Fund has been to choose companies in industries and markets which Colonial believes will react favorably to inflation in the U.S. economy. Inflation-sensitive companies in which Liberty Newport International Equity Fund has invested include companies engaged in the development and processing of natural resources and companies engaged in consumer-oriented business. As the new advisor to Liberty Newport International Equity Fund, Newport will no longer focus on inflation-sensitive stocks and will select stocks of international companies with long-term, above average growth potential. These are companies with proven management, predictable growth rates and low levels of debt. Newport may sell a stock if there is a deterioration in a company's fundamentals or a change in a company's management style, or if Newport identifies a different company with more attractive growth prospects. The Board of Trustees has approved this change to the investment strategy of Liberty Newport International Equity Fund. The change in the investment strategy of Liberty Newport International Equity Fund is not a change to a fundamental policy of the Fund and therefore, shareholder approval of this change is not required. This change also does not affect Liberty Newport International Equity Fund's investment goal, which is to seek the preservation of capital purchasing power and long-term growth.

E.       INFORMATION CONCERNING COLONIAL, STEIN ROE, NEWPORT AND THEIR
         AFFILIATES.

COLONIAL MANAGEMENT ASSOCIATES, INC. AND STEIN ROE & FARNHAM INCORPORATED


As of September 30, 2000, LFC Management Corporation owned 71.12% of Liberty Financial. Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. The principal executive offices of Liberty Financial, LFC Management Corporation, Liberty Corporate Holdings, Inc. and LFC Holdings, Inc. are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210-2214. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States, organized under the laws of Massachusetts in 1912. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force.

The principal executive offices of Liberty Mutual and Liberty Mutual Equity Corporation are located at 175 Berkeley Street, Boston, Massachusetts 02117.



On November 1, 2000, Liberty Financial announced that it had retained CS First Boston to help explore strategic alternatives, including the possible sale of Liberty Financial.


Colonial and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. Colonial currently serves as investment advisor or administrator for 70 open-end and 9 closed-end management investment company portfolios. As of September 30, 2000, Colonial managed and/or administered over $18 billion in assets.


The directors of Colonial are Stephen E. Gibson and Joseph R. Palombo. Mr. Gibson is the President and Chief Executive Officer of Colonial. Mr. Palombo is the Executive Vice President and Chief Administrative Officer of Colonial. The business address of the directors and officers of Colonial is One Financial Center, Boston, Massachusetts 02111-2621.



In addition, the following individuals who are officers or Trustees of the Funds' Trusts are also officers or directors of Colonial: William J. Ballou, Suzan M. Barron, Michael G. Clarke, Stephen E. Gibson, Ellen Harrington, Russell
L. Kane, Kevin M. Carome, Gail E. Knudsen, Pamela A. McGrath, Joseph R. Palombo, Dianne Paras, Vincent P. Pietropaolo and Glenn M. Wolfset.



Stein Roe and its predecessor have been providing investment advisory services since 1932. Stein Roe acts as investment advisor to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations and other institutional investors. The sole director of Stein Roe is C. Allen Merritt, Jr. Mr. Merritt is Chief Operating Officer of Liberty Financial. Stephen E. Gibson is President of Stein Roe's Mutual Funds division and William E. Rankin is President of Stein Roe's Private Capital Management division. The business address of Mr. Merritt is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210-2214; that of Mr. Gibson is One Financial Center, Boston, Massachusetts 02111-2621; and that of Mr. Rankin is One South Wacker Drive, Chicago, Illinois 60606.


In addition, the following individuals who are officers or Trustees of the Funds' Trusts are also officers or directors of Stein Roe: Stephen E. Gibson and Joseph R. Palombo.

Colonial provides, and after shareholder approval of the new Management Agreement, will continue to provide, pricing and bookkeeping services to each of the Funds pursuant to a Pricing and Bookkeeping Agreement, which will continue after each Management Agreement is approved. For each Fund, Colonial is paid a monthly fee of $2,250 plus the following percentages of the Fund's average daily net assets over $50 million:


         0.035% annually on the next $950 million;
         0.025% annually on the next $1 billion;
         0.015% annually on the next $1 billion;
         and 0.001% annually on the excess over $3 billion

For the fiscal year ended October 31, 1999, the pricing and bookkeeping fees paid by Liberty Newport International Equity Fund and Liberty Newport Global Utilities Fund to Colonial under the Pricing and Bookkeeping Agreement were approximately $50,000 and $65,000, respectively.


Liberty Funds Services, Inc. (LFSI), a subsidiary of LFG, located at One Financial Center, Boston, Massachusetts 02111-2621, is the Funds' investor servicing agent (transfer, plan and dividend disbursing agent, and shareholder services provider), for which it receives monthly fees paid by each Fund, which will continue to be paid after each Management Agreement is approved. The fee paid to LFSI is based on the average daily net assets of each Fund, charges based on the number of shareholder accounts and transactions and reimbursement for certain out-of-pocket expenses. For the fiscal year ended October 31, 1999, the aggregate fees paid to LFSI on behalf of Liberty Newport International Equity Fund and Liberty Newport Global Utilities Fund were approximately $395,000 and $509,000, respectively.



Liberty Funds Distributor, Inc. (LFDI), a subsidiary of Colonial, located at One Financial Center, Boston, Massachusetts 02111-2621, acts as distributor for each Fund under a distribution agreement, which will continue after each Management Agreement is approved. The Trustees have approved a 12b-1 plan (Plan) for each Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund pays LFDI a service fee at an annual rate of 0.25% of the Fund's net assets attributable to Classes A, B and C. Each Fund also pays a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to Class B and Class C Shares. For the fiscal year ended October 31, 1999, the aggregate fees paid by the Funds to LFDI were as follows:


12b-1 FEES PAID TO LFDI FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999

--------------------------------------------------------------------------------
                                   LIBERTY NEWPORT            LIBERTY NEWPORT
                                   INTERNATIONAL              GLOBAL UTILITIES
FEES (APPROXIMATE)                 EQUITY FUND                FUND
--------------------------------------------------------------------------------
SERVICE FEES                          $280,000(a)                $457,000(c)
--------------------------------------------------------------------------------
DISTRIBUTION FEES                     $420,000(b)                $56,000(d)
--------------------------------------------------------------------------------

(a) $139,000 were attributable to Class A Shares; $138,000 were attributable to Class B Shares; $3,000 were attributable to Class C Shares.

(b) $411,000 were attributable to Class B Shares; $9,000 were attributable to Class C Shares.

(c) $438,000 were attributable to Class A Shares; $16,000 were attributable to Class B Shares; $3,000 were attributable to Class C Shares.

(d) $48,000 were attributable to Class B Shares; $8,000 were attributable to Class C Shares.


Colonial and Stein Roe may continue to use the services of AlphaTrade Inc. (AlphaTrade), a registered broker-dealer subsidiary of Colonial, when buying or selling certain equity securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and Rule 17e-1 under the 1940 Act. For the fiscal year ended October 31, 1999, the aggregate commissions paid by Colonial to AlphaTrade on behalf of Liberty Newport International Equity Fund was $25,135, which constituted 15.6% of the Fund's aggregate brokerage commissions. No commissions were paid by Stein Roe to AlphaTrade on behalf of Liberty Newport Global Utilities Fund for the fiscal year ended October 31, 1999.



In addition to the fees described above, each Fund pays all of its expenses not assumed by its advisor or administrator, including, without limitation, fees and expenses of the independent Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying shares of each Fund for distribution under federal and state laws and regulations, custodial, auditing and legal expenses, expenses of determining net asset value of each Fund's shares, expenses of providing reports to shareholders, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. Each Fund also is responsible for such non-recurring expenses as may arise, including litigation in which each Fund may be a party, and other expenses as determined by the Board of Trustees. Each Fund may have an obligation to indemnify its officers and Trustees with respect to litigation.


NEWPORT FUND MANAGEMENT, INC.

Newport is a direct majority-owned subsidiary of Newport Pacific Management, Inc. (Newport Pacific), 580 California Street, San Francisco, California 94104. Newport Pacific is a direct wholly-owned subsidiary of Liberty Newport Holdings, Limited (Liberty Newport), which in turn is a direct wholly-owned subsidiary of Liberty Financial.


The directors of Newport are Lindsay Cook, J. Andrew Hilbert, John M. Mussey and Thomas R. Tuttle. Mr. Cook is an Executive Vice President of Liberty Financial. Mr. Hilbert is Chief Financial Officer of Liberty Financial. Mr. Mussey is Vice Chairman of Newport and Newport Pacific. Mr. Tuttle is the President and Chief Executive Officer of Newport. He also is President of Newport Pacific. The business address of Mr. Cook and Mr. Hilbert is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210-2214; and that of Messrs. Mussey and Tuttle is 580 California Street, San Francisco, California 94104.


F. OTHER FUNDS MANAGED BY NEWPORT. In addition to the services proposed to be provided by Newport to each of the Funds, Newport also provides management and other services and facilities to other investment companies. Information with respect to the assets of and management fees payable to Newport by funds having investment objectives similar to those of the Funds is set forth below:


--------------------------------------------------------------------------------
                                                              TOTAL NET ASSETS
                                                 ANNUAL            9/30/00
                    FUND                      MANAGEMENT FEE    (IN MILLIONS)
--------------------------------------------------------------------------------
Liberty Newport Tiger Fund                         1.00%(a)         $954.9
--------------------------------------------------------------------------------
Stein Roe Small Cap Tiger Fund                     1.15%(b)           10.4
--------------------------------------------------------------------------------
Liberty Newport Japan Opportunities Fund           0.95%(b)           90.5
--------------------------------------------------------------------------------
Liberty Newport Greater China Fund                 1.15%(b)           66.8
--------------------------------------------------------------------------------
Liberty Newport Asia Pacific Fund                  1.00%(b)           17.7
--------------------------------------------------------------------------------
Liberty Newport Europe Fund                        0.70%(c)           13.0
--------------------------------------------------------------------------------
Stein Roe Asia Pacific Fund                        0.55%(d)            5.3
--------------------------------------------------------------------------------


(a) The management fee is 1.00% for the first $100 million of average net assets; 0.75% for the next $1.4 billion; 0.70% for the next $1 billion; and 0.65% over $2.5 billion.

(b) Newport has voluntarily agreed to waive a certain portion of the management fee and reimburse the fund for certain expenses. Newport may terminate the fee waiver and expense reimbursement arrangement at any time.

(c) The fund commenced operations on November 1, 1999 and has not paid management fees to Newport.



(d) Stein Roe & Farnham Incorporated is the advisor to the fund and receives an annual fee of 0.95%. Newport receives 0.55% as sub-advisor to the fund.



THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH APPLICABLE LIBERTY MUTUAL FUND VOTE FOR PROPOSAL 2.


                          REQUIRED VOTE FOR PROPOSAL 2

Approval of the new Management Agreement for each Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

PROPOSAL 3.       APPROVE A SUB-ADVISORY AGREEMENT WITH UNIBANK SECURITIES,
                  INC. (THE LIBERTY FUND - HEREIN REFERRED TO FOR PURPOSES OF
                  THIS PROPOSAL 3 AS THE "FUND")

A.       DESCRIPTION OF PROPOSAL.

The Board of Trustees of Liberty Funds Trust III (Trust) proposes that the shareholders of the Fund approve a Sub-Advisory Agreement, substantially in the form set forth in Appendix B, among Colonial, the investment advisor to the Fund, Unibank Securities, Inc., which does business in the U.S. as Unibank Investment Management (Unibank), and the Trust, on behalf of the Fund. Under the terms of the Sub-Advisory Agreement, Unibank will manage a portion of the assets of the Fund, as determined by Colonial, in accordance with the investment objectives, policies and limitations of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information (as modified to take into account the Fund's acquisition of Liberty Strategic Balanced Fund (Balanced
Fund), which is subject to the approval of the shareholders of the Balanced
Fund). Unibank will invest primarily in large capitalization, non-U.S. equity securities for the Fund. Approval of the Sub-Advisory Agreement will not affect the amount of management fees paid by the Fund to Colonial; Colonial, not the Fund, pays sub-advisory fees to Unibank under the Sub-Advisory Agreement.


Currently, Colonial manages the investment of the assets of the Fund pursuant to a Management Agreement between the Trust, on behalf of the Fund, and Colonial, dated March 27, 1995, as amended , which was most recently approved by the shareholders of the Fund on February 15, 1995. Colonial receives monthly fees at the annual rate of 0.55% for the first $1 billion of the average daily net assets of the Fund and 0.50% of assets in excess of $1 billion. For the fiscal year ended October 31, 1999, the aggregate fees paid by the Fund to Colonial under the Management Agreement were approximately $8,985,000.

B.       CONSIDERATION BY THE BOARD OF TRUSTEES.


The Board of Trustees met on October 25-26, 2000, to consider, among other things, the proposed retention by Colonial of Unibank as a sub-advisor to the Fund, which will have the ability to invest in foreign securities after its merger with Liberty Strategic Balanced Fund. After due consideration, the Board of Trustees, including all Trustees who were not interested and who had no direct or indirect financial interest in the operation of the Sub-Advisory Agreement or in any agreements related thereto, unanimously approved the Sub-Advisory Agreement, subject to shareholder approval. The Board of Trustees concluded that the Sub-Advisory Agreement is fair and reasonable, and is in the best interest of the shareholders of the Fund. During the course of their deliberations, the Board of Trustees focused on the experience and proven performance of Unibank as an investment advisor to international and global funds as well as on the increased complexity of the international securities markets. The Board of Trustees also considered a variety of factors, including that the Sub-Advisory Agreement with Unibank will not affect the fees paid by the Fund under the Management Agreement.


C.       DESCRIPTION OF SUB-ADVISORY AGREEMENT.

Pursuant to the terms of the Sub-Advisory Agreement, Unibank, under the supervision of the Board of Trustees and Colonial, will: (a) manage the investment of a portion of the assets of the Fund, as determined by Colonial, in accordance with the investment objectives, policies and limitations of the Fund as stated in the Fund's then current Prospectus and Statement of Additional Information; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall deem advisable; (d) employ professional portfolio managers to provide research services to the Fund; and
(e) report results to the Board of Trustees. For the services to be rendered by Unibank under the Sub-Advisory Agreement, Colonial will pay Unibank a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by Unibank. Any liability of Unibank to the Trust, the Fund and/or its shareholders is limited to situations involving Unibank's own willful misfeasance, bad faith or gross negligence in the performance of its duties.

The Sub-Advisory Agreement provides that it will remain in effect for an initial term ending June 30, 2002, and from year to year thereafter so long as its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement may be terminated at any time without penalty on sixty days' written notice to Unibank by vote of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by Colonial or by Unibank on ninety days' written notice to Colonial and the Trust. The Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Management Agreement for the Fund shall have terminated for any reason. The Sub-Advisory Agreement may be amended only in accordance with the applicable provisions of 1940 Act.


The preceding description of the proposed Sub-Advisory Agreement is qualified in its entirety by reference to the form of Sub-Advisory Agreement that is set forth in Appendix B to this proxy statement.

D.       INFORMATION CONCERNING COLONIAL, UNIBANK AND THEIR AFFILIATES.

COLONIAL MANAGEMENT ASSOCIATES, INC.


Colonial, located at One Financial Center, Boston, Massachusetts 02111-2621, is a wholly-owned subsidiary of Liberty Funds Group, LLC (LFG), which in turn is an indirect wholly-owned subsidiary of Liberty Financial. Liberty Financial is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). As of September 30, 2000, LFC Management Corporation owned 71.12% of Liberty Financial. Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. The principal executive offices of Liberty Financial, LFC Management Corporation, Liberty Corporate Holdings, Inc., and LFC Holdings, Inc. are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210-2214. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States, organized under the laws of Massachusetts in 1912. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. The principal executive offices of Liberty Mutual and

Liberty Mutual Equity Corporation are located at 175 Berkeley Street, Boston, Massachusetts 02117.


On November 1, 2000, Liberty Financial announced that it had retained CS First Boston to help explore strategic alternatives, including the possible sale of Liberty Financial.


Colonial and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. Colonial currently serves as investment advisor or administrator for 70 open-end and 9 closed-end management investment company portfolios. As of September 30, 2000, Colonial managed and/or administered over $18 billion in assets.


The directors of Colonial are Stephen E. Gibson and Joseph R. Palombo. Mr. Gibson is the President and Chief Executive Officer of Colonial. Mr. Palombo is the Executive Vice President and Chief Administrative Officer of Colonial. The business address of the directors and officers of Colonial is One Financial Center, Boston, Massachusetts 02111-2621.



In addition, the following individuals who are officers or Trustees of the Funds' Trusts are also officers or directors of Colonial: William J. Ballou, Suzan M. Barron, Michael G. Clarke, Stephen E. Gibson, Ellen Harrington, Russell
L. Kane, Kevin M. Carome, Gail E. Knudsen, Pamela A. McGrath, Joseph R. Palombo, Dianne Paras, Vincent P. Pietropaolo and Glenn M. Wolfset.



Colonial provides, pricing and bookkeeping services to the Fund pursuant to a Pricing and Bookkeeping Agreement, which will continue after the Sub-Advisory Agreement is approved. Colonial is paid a monthly fee of $2,250 plus the following percentages of the Fund's average daily net assets over $50 million:


         0.035% annually on the next $950 million;
         0.025% annually on the next $1 billion;
         0.015% annually on the next $1 billion; and 0.001% annually on the excess over $3 billion

For the fiscal year ended October 31, 1999, the pricing and bookkeeping fees paid by the Fund to Colonial under the Pricing and Bookkeeping Agreement were approximately $534,000.

Liberty Funds Services, Inc. (LFSI), a subsidiary of LFG located at One Financial Center, Boston, Massachusetts 02111-2621, is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent, and shareholder services provider), for which it receives monthly fees paid by the Trust, which will continue to be paid after the Sub-Advisory Agreement is approved. The fee paid to LFSI is based on the average daily net assets of the Fund, charges based on the number of shareholder accounts and transactions, and reimbursement for certain out-of-pocket expenses. For the fiscal year ended October 31, 1999, the aggregate fees paid to LFSI on behalf of the Fund were approximately $4,728,000.



Liberty Funds Distributor, Inc. (LFDI), a subsidiary of Colonial located at One Financial Center, Boston, MA 02111-2621, acts as distributor for the Fund under a distribution agreement, which will continue after the Sub-Advisory Agreement is approved. The Trustees have approved a 12b-1 plan (Plan) for the Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays LFDI a service fee at an annual rate of 0.25% of the Fund's net assets attributable to Classes A, B and C. The Fund also pays a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to Class B and Class C Shares. For the fiscal year ended October 31, 1999, the aggregate fees paid by the Fund to LFDI were as follows:


12b-1 FEES PAID TO LFDI FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999

--------------------------------------------------------------------------------
FEES (APPROXIMATE)                                            THE LIBERTY FUND
--------------------------------------------------------------------------------
SERVICE FEES                                                   $4,082,000(a)
--------------------------------------------------------------------------------
DISTRIBUTION FEES                                              $5,370,000(b)
--------------------------------------------------------------------------------

(a)      Classes A, B, and C.


(b) $5,311,000 were attributable to Class B Shares; $59,000 were attributable to Class C Shares.



Colonial may continue to use the services of AlphaTrade Inc. (AlphaTrade), a registered broker-dealer subsidiary of Colonial, when buying or selling certain equity securities for the Fund's portfolio pursuant to procedures adopted by the Trustees and Rule 17e-1 under the 1940 Act. For the fiscal year ended October 31, 1999, Colonial did not pay any commissions to AlphaTrade on behalf of the Fund.


In addition to the fees described above, the Fund pays all of its expenses not assumed by its advisor, including, without limitation, fees and expenses of the independent Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying shares of the Fund for distribution under federal and state laws and regulations, custodial, auditing and legal expenses, expenses of determining net asset value of the Fund's shares, expenses of providing reports to shareholders, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund also is responsible for such non-recurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board of Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to litigation.

UNIBANK SECURITIES, INC.

Unibank is located at 13-15 West 54th Street, New York, New York, 10019. Unibank offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. Unibank often structures portfolios to meet benchmarks established by the client, or tailored to standard Morgan Stanley Capital International (MSCI) benchmarks such as the MSCI EAFE Index. Unibank is a direct wholly-owned subsidiary of Unibank A/S, one of Scandinavia's leading financial institutions, which in turn is a direct wholly-owned subsidiary of Unidanmark A/S, which in turn is a direct wholly-owned subsidiary of Nordic Baltic Holding AB. The principal executive offices of Unibank A/S are located at Torvegade 2 DK-1786 Copenhagen V, Denmark. The principal executive offices of Unidanmark A/S are located at Strandgrade 3 DK-1786 Copenhagen V., Denmark. The principal executive offices of Nordic Baltic Holding AB are located at Hamngatan 10, SE-105 71 Stockholm, Sweden.

The directors of Unibank Securities, Inc. are Henrik Bak, Ole Jacobsen, Jerry Murphy, Peter Nyegaard and Finn Pedersen. Mr. Bak is President and Chairman of the Board of Unibank Securities, Inc. Mr. Jacobsen is Managing Director and Head of Unibank Investment Management. Mr. Murphy is Head of Administration, Nordic Baltic Holding, New York. Mr. Nyegaard is Head of Markets, Nordic Baltic Holding AB. Mr. Pedersen is Head of Equities, Aros Maizel. The business address of each of Messrs. Bak, Nyegaard, Murphy, Jacobsen and Pedersen is 13-15 West 54th Street, New York, New York, 10019.

In addition to the services proposed to be provided by Unibank to the Fund, Unibank also provides sub-advisory and other services and facilities to other investment companies. Information with respect to the assets of and management fees payable to Unibank by funds having objectives similar to the Fund is set forth below:

--------------------------------------------------------------------------------
                                                              TOTAL NET ASSETS
                                         ANNUAL MANAGEMENT         9/30/00
FUND                                            FEE            (IN THOUSANDS)
--------------------------------------------------------------------------------
UM International Equity Fund                 0.60%(a)              $15,697
--------------------------------------------------------------------------------


(a) The management fee is 0.95%, which is paid to Undiscovered Managers, LLC, the investment advisor to the Fund. Unibank is the sub-advisor to the Fund and receives a sub-advisory fee of 0.60% for the first $200 million of average net assets, 0.55% for the next $100 million, and 0.50% for assets in excess of $300 million.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE LIBERTY FUND VOTE FOR PROPOSAL 3.

                          REQUIRED VOTE FOR PROPOSAL 3

Approval of a new Sub-Advisory Agreement for any Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.


PROPOSAL 4.          AUTHORIZE LIBERTY MONEY MARKET FUND AND LIBERTY MUNICIPAL
                     MONEY MARKET FUND TO CAST VOTES FOR THE ELECTION OF A
                     BOARD OF TRUSTEES OF THE SR&F BASE TRUST (LIBERTY MONEY
                     MARKET FUND AND LIBERTY MUNICIPAL MONEY MARKET FUND -
                     HEREIN REFERRED TO FOR PURPOSES OF THIS PROPOSAL 4 AS EACH
                     A "FUND" OR COLLECTIVELY THE "FUNDS")



In addition to voting for members of the Board of Trustees of your respective Trust, you are also being asked to authorize your Fund to cast votes for the election of the same candidates for a Board of Trustees of the SR&F Base Trust (Base Trust) as for your respective Trust. Rather than investing directly in portfolio securities, each of Liberty Money Market Fund and Liberty Municipal Money Market Fund is a feeder fund that invests all of its assets in a master fund. The master fund for Liberty Money Market Fund is SR&F Cash Reserves Portfolio and the master fund for Liberty Municipal Money Market Fund is SR&F Municipal Money Market Portfolio (each, a "Portfolio"). Each Portfolio is a series of the Base Trust. Each of the Funds, as a Portfolio investor, has been requested by the Base Trust to vote on the election of trustees of the Base Trust. Therefore, each Fund is soliciting proxies from its shareholders relating to the authorization of each Fund to cast votes for the election of trustees of the Base Trust. If you vote for this Proposal, your approval or disapproval of each nominee in Proposal 1 will be voted in the same manner for or against each nominee in this Proposal.



All of the nominees listed below, except for the proposed six new members (Ms. Verville and Messrs. Lowry, Macera, Mayer, Neuhauser and Stitzel), are currently members of the Board of Trustees of the Base Trust, as well as two Stein Roe closed-end funds and seven other Stein Roe open-end trusts (collectively, the "Stein Roe Funds"), and have served in that capacity continuously since originally elected or appointed. All of the currently serving members, other than Ms. Kelly and Mr. Palombo, have been previously elected by the shareholders of the Base Trust. The proposed six new members currently serve on the Boards of Trustees of ten Liberty closed-end funds and a number of Liberty open-end trusts (collectively, the "Liberty Fund Complex") and were recommended for election as Trustees of the Base Trust by the Board of Trustees of the Base Trust at a special meeting held on October 17, 2000. Each of the nominees elected will serve as a Trustee of the Base Trust until the next meeting of shareholders of the Funds called for the purpose of electing a Board of Trustees, and until a successor is elected and qualified or until death, retirement, resignation or removal.



Currently, two different boards of trustees are responsible for overseeing substantially all of the Liberty Fund Complex and Stein Roe Funds. Liberty Financial and the Trustees of the Liberty Fund Complex and Stein Roe Funds have agreed that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Liberty Fund Complex and Stein Roe Funds. Creation of a single, consolidated board should also provide certain administrative efficiencies (such as the elimination of six board meetings as a result of the consolidation and the corresponding elimination of the need to prepare duplicative board materials) and potential future cost savings for the Liberty Fund Complex, Stein Roe Funds and Liberty Financial. The nominees listed below will be the members of the single, consolidated Board of Trustees. The persons named in the enclosed proxy card intend to vote at the Meetings in favor of the election of the nominees named below as Trustees (if so instructed). If any nominee listed below becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee in the discretion of the proxy holder(s).

The following table sets forth certain information about each nominee. Each nominee, if elected, will serve as a Trustee of the Base Trust.


                                                                       YEAR OF
                                                                     ELECTION OR
                                                                     RECOMMENDED
                                                                    FOR ELECTION
NOMINEE NAME & AGE    PRINCIPAL OCCUPATION (1) AND DIRECTORSHIPS     AS TRUSTEE
------------------    ------------------------------------------    ------------
Douglas A. Hacker     Executive Vice President and Chief                1996
(43)                  Financial Officer of UAL, Inc. (airline)
                      since July, 1999; Senior Vice President
                      and Chief Financial Officer of UAL, Inc.
                      prior thereto.


                                                                       YEAR OF
                                                                     ELECTION OR
                                                                     RECOMMENDED
                                                                    FOR ELECTION
NOMINEE NAME & AGE    PRINCIPAL OCCUPATION (1) AND DIRECTORSHIPS     AS TRUSTEE
------------------    ------------------------------------------    ------------
Janet Langford Kelly  Executive Vice President-Corporate               1996
(41)                  Development, General Counsel and
                      Secretary of Kellogg Company (food,
                      beverage and tobacco producer) since
                      September 1999; Senior Vice President,
                      Secretary and General Counsel, Sara Lee
                      Corporation (branded, packaged,
                      consumer-products manufacturer) prior
                      thereto.

Richard W. Lowry      Private Investor 1987  (formerly Chairman     New nominee
(64)                  and Chief Executive Officer, U.S. Plywood
                      Corporation (building products producer)
                      from August 1985 to August 1987).

Salvatore Macera      Private Investor since 1981  (formerly        New nominee
(69)                  Executive Vice President and Director of
                      Itek Corporation (electronics) from 1975
                      to 1981).

William E. Mayer(2)   Partner, Park Avenue Equity Partners          New nominee
(60)                  (venture capital) since November 1996;
                      Dean, College of Business and Management,
                      University of Maryland, prior thereto;
                      Director, Johns Manville (building
                      products producer), Lee Enterprises (print
                      and on-line media) and WR Hambrecht + Co.
                      (financial service provider).

Charles R. Nelson     Van Voorhis Professor, Department of             1987
(57)                  Economics, University of Washington;
                      consultant on economic and statistical
                      matters.

John J. Neuhauser     Academic Vice President and Dean of           New nominee
(57)                  Faculties, Boston College, since August,
                      1999; Dean, Boston College School of
                      Management prior thereto.

                                                                       YEAR OF
                                                                     ELECTION OR
                                                                     RECOMMENDED
                                                                    FOR ELECTION
NOMINEE NAME & AGE    PRINCIPAL OCCUPATION (1) AND DIRECTORSHIPS     AS TRUSTEE
------------------    ------------------------------------------    ------------
Joseph R. Palombo(3)  Trustee of the Liberty Fund Complex since        2000
(47)                  August 2000; Trustee of the Stein Roe
                      Funds since October 2000; Vice President
                      of the Liberty Mutual Funds and SteinRoe
                      Funds from April, 1999 to October, 2000;
                      Executive Vice President and Director of
                      Colonial and Stein Roe & Farnham
                      Incorporated;  Executive Vice President
                      and Chief Administrative Officer of
                      Liberty Funds Group LLC since April,
                      1999; Director of Alpha-Trade Inc.
                      (broker-dealer), Colonial Advisory
                      Services, Inc., Liberty Funds
                      Distributor, Inc. and Liberty Funds
                      Services, Inc. since April, 2000. Chief
                      Operating Officer, Putnam Mutual Funds
                      prior thereto.

Thomas E. Stitzel     Business Consultant since 1999;               New nominee
(64)                  Professor of Finance and Dean, College of
                      Business, Boise State University prior
                      thereto; Chartered Financial Analyst.

Thomas C. Theobald    Managing Director, William Blair Capital         1996
(62)                  Partners (private equity investing) since
                      1994; Chief Executive Officer and Chairman
                      of the Board of Directors, Continental
                      Bank Corporation (banking services) prior
                      thereto.

Anne-Lee Verville     Consultant since 1997; General Manager,       New nominee
(55)                  Global Education Industry (global
                      education applications) prior thereto;
                      formerly President, Applications Solutions
                      Division, IBM Corporation (global
                      education and global applications)
                      from 1991 to 1994.


---------------------------

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

(2) Mr. Mayer is an "interested person," as defined in the Investment Company Act of 1940 (1940 Act) because of his affiliation with WR Hambrecht + Co. (a registered broker-dealer).


(3) Mr. Palombo is an "interested person," as defined in the 1940 Act because of his affiliation with Liberty Financial, the parent company of the advisors to the Funds and an indirect majority-owned subsidiary of Liberty Mutual Insurance Company.

The following persons who are currently serving on each Board of Trustees are not standing for reelection:



                                                                     ELECTION AS
NOMINEE NAME & AGE    PRINCIPAL OCCUPATION (1) AND DIRECTORSHIPS       TRUSTEE
John A. Bacon Jr.     Private Investor.                                 1998
(72)

William W. Boyd       Chairman and Director of Sterling                 1994
(72)                  Plumbing (manufacturer of plumbing
                      products).
Lindsay Cook (2)      Executive Vice President of Liberty               1994
(47)                  Financial since March 1997; Senior Vice
                      President prior thereto.

---------------------------


(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.



(2) Mr. Cook is an "interested person," as defined in the 1940 Act, because he is an officer of Liberty Financial.


                 TRUSTEES' COMPENSATION; MEETINGS AND COMMITTEES

A. TRUSTEES' COMPENSATION. The Board of Trustees will serve as Trustees of the Liberty Fund Complex and Stein Roe Funds for which each Trustee, except for Mr. Palombo, will receive an additional annual retainer of $45,000, and attendance fees of $8,000 for each regular joint Board meeting and $1,000 for each special joint Board meeting. The Board is expected to hold six regular joint Board meetings each year. Committee chairs will receive an annual retainer of $5,000. Other Committee members will receive an additional annual retainer of $1,000, and receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustees' fees are allocated among the Liberty Fund Complex and Stein Roe Funds based on their relative net assets, and one-third of the fees are divided equally among the Liberty Fund Complex and Stein Roe Funds.


The Stein Roe Funds do not currently provide pension or retirement plan benefits to the Trustees. However, Messrs. Bacon and Boyd, two of the Trustees currently serving on the Boards of Trustees of the Stein Roe Funds who are not continuing on the Boards, will receive certain payments after completing their service on the Boards. Mr. Boyd will receive a payment of $50,000 upon his departure. Mr. Bacon will receive payments at an annual rate equal to the 1999 compensation of the Trustees of the Stein Roe

Funds until he would otherwise have retired at age 74 on December 31, 2001. The payments to Mr. Bacon will be made quarterly, beginning in 2001. Liberty Financial and Stein Roe Funds will each bear one-half of the cost of the payments to Messrs. Boyd and Bacon; the Stein Roe Funds' portion of the payments will be allocated among the Stein Roe Funds based on each fund's share of the Trustee fees for 2000.


Further information concerning the Trustees' compensation is included in Part 4. Fund Information on page 36.


B. MEETINGS AND COMMITTEES. The current Board of Trustees of the Stein Roe Funds consists of one interested and six non-interested Trustees.


AUDIT COMMITTEE. The Audit Committee of the Stein Roe Funds, consisting of Messrs. Hacker (Chairperson), Bacon, Boyd, Nelson and Theobald and Ms. Kelly, all of whom are non-interested Trustees, recommends to the Board of Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures and considers the independence of the independent accountants, the range of their audit services and their fees.


COMPENSATION COMMITTEE. The Compensation Committee of the Stein Roe Funds, consisting of Messrs. Boyd and Nelson, both of whom are non-interested Trustees, reviews compensation of the board members who are not affiliated with the investment adviser.


NOMINATING COMMITTEE. The Nominating Committee of the Stein Roe Funds, consisting of Messrs. Boyd and Nelson, both of whom are non-interested Trustees, recommends to the Board of Trustees, among other things, nominees for trustee and for appointments to various committees. The Committee will consider candidates for trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of your Fund,
Attention: Secretary, One Financial Center, 11th Floor, Boston, Massachusetts 02111-2621.


EXECUTIVE COMMITTEE. The Executive Committee of the Stein Roe Funds, consisting of Mr. Boyd, a non-interested Trustee, and Mr. Cook, an interested Trustee, is authorized to take certain actions delegated to it by the full Board of Trustees and to exercise the full powers of the Board of Trustees, with some exceptions, between Board meetings.


RECORD OF BOARD AND COMMITTEE MEETINGS.  During the fiscal year ended

June 30, 2000, the Board of Trustees of the Base Trust held six meetings, the Audit Committee held four meetings, the Compensation Committee held one meeting, the Nominating Committee did not hold any meetings and the Executive Committee held two meetings.

During the most recently completed fiscal years, each of the current Trustees attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member.

If any nominee listed above becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee in the discretion of the proxy holder(s).

THE BOARD OF TRUSTEES OF THE BASE TRUST RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR EACH NOMINEE IN PROPOSAL 4.

                          REQUIRED VOTE FOR PROPOSAL 4

Shareholders of each Fund vote together with the shareholders of the other feeder funds of the respective Portfolios and with the shareholders of the other master funds of the Base Trust for the election of Trustees of the Base Trust. A plurality of the votes cast at the Meetings for the Base Trust, if a quorum is represented, is required for the election of each Trustee to the Board of Trustees of the Base Trust.

PART 3.          INFORMATION REGARDING VOTING AND SHAREHOLDER MEETINGS.

This section provides further information regarding the methods of voting and shareholder meetings.

In Parts 3 and 4, the following acronym codes will be used to identify the Liberty Mutual Funds:

--------------------------------------------------------------------------------
CODE         LIBERTY MUTUAL FUND           CODE      LIBERTY MUTUAL FUND
--------------------------------------------------------------------------------
LHYSF        Liberty High Yield            LCBP      Liberty Counselor Balanced
               Securities Fund                          Portfolio
--------------------------------------------------------------------------------
LIF          Liberty Income Fund           LCGP      Liberty Counselor Growth
                                                        Portfolio
--------------------------------------------------------------------------------
LSIF         Liberty Strategic Income      LCIP      Liberty Counselor Income
                Fund                                    Portfolio
--------------------------------------------------------------------------------
LTMAGF       Liberty Tax-Managed           LHYMF     Liberty High Yield
                Aggressive Growth Fund                 Municipal Fund
--------------------------------------------------------------------------------
LTMVF        Liberty Tax-Managed Value     LITEF     Liberty Intermediate

                Fund                                    Tax-Exempt Fund
--------------------------------------------------------------------------------
LIGF         Liberty Intermediate          LTEF      Liberty Tax-Exempt Fund
                Government Fund
--------------------------------------------------------------------------------
LMMF         Liberty Money Market Fund     LTEIF     Liberty Tax-Exempt Insured
                                                        Fund
--------------------------------------------------------------------------------
LNGCF        Liberty Newport Greater       LMMMF     Liberty Municipal Money
                China Fund                              Market Fund
--------------------------------------------------------------------------------
LNJOF        Liberty Newport Japan         LUF       Liberty Utilities Fund
                Opportunities Fund
--------------------------------------------------------------------------------
LCF          Liberty Contrarian Fund       LCATEF    Liberty California
                                                        Tax-Exempt Fund
--------------------------------------------------------------------------------
LCEF         Liberty Contrarian            LCTTEF    Liberty Connecticut
                Equity Fund                             Tax-Exempt Fund
--------------------------------------------------------------------------------
LCIF         Liberty Contrarian            LMATEF    Liberty Massachusetts
                Income Fund                             Tax-Exempt Fund
--------------------------------------------------------------------------------
LFSF         Liberty Federal               LNYTEF    Liberty New York
                Securities Fund                         Tax-Exempt Fund
--------------------------------------------------------------------------------
LNGUF        Liberty Newport Global        LOHTEF    Liberty Ohio Tax-Exempt
                Utilities Fund                          Fund
--------------------------------------------------------------------------------
LNIEF        Liberty Newport               LGIF      Liberty Growth & Income
                International                           Fund
                Equity Fund
--------------------------------------------------------------------------------
LREF         Liberty Real Estate Fund      LNAPF     Liberty Newport Asia
                                                        Pacific Fund
--------------------------------------------------------------------------------
LSVF         Liberty Select Value Fund     LNEF      Liberty Newport Europe Fund
--------------------------------------------------------------------------------
LSF          Liberty Special Fund          LNTF      Liberty Newport Tiger Fund
--------------------------------------------------------------------------------
TLF          The Liberty Fund              LFRAF     Liberty Floating Rate
                                                        Advantage Fund
--------------------------------------------------------------------------------



A. PROXY SOLICITATION. Shareholders of the Liberty Mutual Funds entitled to vote at the Meetings will receive proxy materials in the mail. The Funds have engaged the services of SCC to assist in the solicitation of proxies for the Liberty Newport Global Utilities Fund (LNGUF), the Liberty Newport International Equity Fund (LNIEF) and The Liberty Fund (TLF). Liberty Financial will bear the cost of the solicitation which are estimated at $15,000, $15,000 and $100,000 for LNGUF, LNIEF and TLF, respectively. As the date approaches, if your vote is not received, you may receive a call from SCC reminding you to exercise your right to vote. At this time, you may elect to vote your shares telephonically.

B. RECORD DATE AND QUORUM. Each shareholder of record of any Liberty Mutual Fund at the close of business on September 29, 2000 (Record Date) will have one vote for each share held. Holders of 30% of the shares of each Liberty Mutual Fund voting on a Proposal outstanding on the Record Date constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meetings on Proposals 2 and 3. With respect to Proposal 1, shareholders of each Liberty Mutual Fund vote together with the shareholders of the other series of the applicable Trust for the election of Trustees; 30% of the outstanding shares of the Trust constitutes a quorum for voting on the election of Trustees. With respect to Proposal 4, the shareholders of each of Liberty Money Market Fund and Liberty Municipal Money Market Fund vote together with the shareholders of the other feeder funds of the respective Portfolios and with the shareholders of the other master funds of the Base Trust for the election of Trustees of the Base Trust; 30% of the outstanding shares of the Base Trust constitutes a quorum for voting on the election of Trustees. Regardless of how you vote ("For", "Against" or "Abstain"), your shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. If a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), it will have the effect of votes (a) present for purposes of determining a quorum for each proposal and (b) against Proposals 2 and 3. With respect to the election of Trustees (Proposals 1 and 4), withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

C. REVOKING YOUR PROXY. You may revoke your proxy at any time up until the voting results are announced at the Meetings. You may revoke your proxy by writing to the Secretary of the Liberty Mutual Funds, Attn: William J. Ballou, One Financial Center, 11th Floor, Boston, Massachusetts 02111-2621. You may also revoke your proxy by voting again by using one of the following three ways: (a) by using your enclosed proxy card; (b) by fax (not available for all shareholders; refer to the enclosed proxy insert) or (c) voting in person at the Meetings. You may also revoke your vote telephonically by calling SCC at 1-800-732-3683.



D. SHAREHOLDER PROPOSALS. Proposals of shareholders which are intended to be considered for inclusion in the Liberty Mutual Funds' proxy statement must be received within a reasonable amount of time prior to any meetings. The Liberty Mutual Funds do not currently intend to hold shareholder meetings in 2001. You may submit shareholder proposals to the Secretary of the Liberty Mutual Funds,
Attention: William J. Ballou, One Financial Center, 11th Floor, Boston, Massachusetts 02111-2621.



E. ANNUAL/SEMIANNUAL REPORTS. FURTHER INFORMATION CONCERNING A LIBERTY MUTUAL FUND IS CONTAINED IN ITS MOST RECENT ANNUAL AND/OR SEMIANNUAL REPORT TO SHAREHOLDERS, WHICH IS OBTAINABLE FREE OF CHARGE BY WRITING COLONIAL MANAGEMENT ASSOCIATES, INC. AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621 OR BY CALLING 1-800-426-3750.



F. OTHER MATTERS. As of the date of this proxy statement, only the business mentioned in proposals 1 through 4 of the Notice of the Special Meetings of Shareholders is contemplated to be presented. If any procedural or other matters come before the Meetings, your proxy shall be voted in accordance with the best judgement of the proxy holder(s).



G. ADJOURNMENT. If sufficient votes in favor of any of the proposals set forth in the Notice of Special Meetings of Shareholders are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 90 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that are entitled to vote in favor of such proposals. They will vote against adjournment those proxies required to be voted against such proposals. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.


H. COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (LIBERTY FLOATING RATE ADVANTAGE FUND ONLY). Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, as amended, require the Fund's Board and certain other persons (Section 16 reporting persons), to file with the Securities and Exchange Commission (SEC) initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all Section 16(a) forms they file. None of the persons have made such Section 16(a) filings for the fiscal year ended August 31, 2000.


PART 4.  FUND INFORMATION.

For each class of each Liberty Mutual Fund's shares and each Trust's shares entitled to vote at the Meetings, the number of shares outstanding as of September 29, 2000 was as follows:

LIBERTY                OUTSTANDING           OUTSTANDING            OUTSTANDING
MUTUAL FUND          CLASS A SHARES        CLASS B SHARES         CLASS C SHARES
LIF                  16,148,249.120         5,552,405.321            427,097.942
LMMF                239,005,963.398        71,961,717.385          4,112,265.135
LCF                     331,485.813            74,278.688              4,412.855
LNGUF                10,348,066.451           930,888.097             62,594.830
LSF                   4,884,506.242                 0.000                  0.000
LCIP                    298,986.212           250,776.121            187,015.430
LHYMF                 5,788,695.741         9,226,892.968            303,956.972
LTEF                144,371,138.034        15,870,162.790            389,499.862
LTEIF                16,346,727.166         3,265,663.585             73,256.843
LMMMF                11,693,512.056           560,889.127            222,996.360
LCATEF                9,320,321.743         8,710,410.880            486,216.731
LCTTEF               27,046,330.054         9,976,521.288            689,904.308
LMATEF               18,851,864.727         5,901,995.294            177,799.580
LNYTEF                6,334,227.330         6,049,749.324             80,177.473
LOHTEF                6,563,828.390         3,997,235.115             40,882.573


                OUTSTANDING
LIBERTY           CLASS A           OUTSTANDING         OUTSTANDING         OUTSTANDING
MUTUAL FUND        SHARES         CLASS B SHARES      CLASS C SHARES      CLASS I SHARES
LCEF            4,080,501.791          28,816.534             608.519         591,404.515


                OUTSTANDING
LIBERTY           CLASS A            OUTSTANDING          OUTSTANDING          OUTSTANDING
MUTUAL FUND        SHARES          CLASS B SHARES       CLASS C SHARES       CLASS Z SHARES
LHYSF          76,049,963.256       85,000,541.081        9,484,939.401           94,118.705
LTMAGF            314,282.990        1,118,558.394           76,151.548           10,377.487
LTMVF           1,155,286.572        4,127,766.734          835,535.857              103.950
LIGF           76,405,556.013       26,876,141.566          307,789.366          966,002.020
LNGCF           3,189,764.828          320,194.813           71,303.235            8,143.287
LNIEF           3,368,778.377        3,420,523.691           88,370.612          479,140.841
LFSF           57,933,053.043        5,154,093.185          353,058.312              102.664
LREF              530,746.385           92,439.873           13,527.014           33,788.089
LSVF           17,344,993.683       13,474,790.485        1,043,774.270           47,566.852
TLF            85,501,505.934       60,443,270.570          640,428.421              313.575
LCBP              777,227.095        1,152,133.755          470,120.394           53,994.765
LCGP              909,246.217        1,164,332.097          499,742.022           81,282.092
LUF            16,651,725.002       28,643,739.600          200,553.719           14,549.200
LGIF           15,676,398.992       38,455,709.768        1,403,147.563               52.015
LNAPF             425,886.313          236,850.346           52,040.187           91,432.893
LNEF              796,834.961          261,794.817           41,326.596            3,031.573
LFRAF           6,284,360.530        1,850,429.620        1,454,213.709          221,897.853

LIBERTY         OUTSTANDING         OUTSTANDING         OUTSTANDING         OUTSTANDING
MUTUAL FUND    CLASS A SHARES     CLASS B SHARES       CLASS C SHARES      CLASS J SHARES
LSIF           91,129,446.697     120,605,548.331       7,289,349.992      90,370,760.596


LIBERTY         OUTSTANDING
MUTUAL FUND    CLASS Z SHARES
LSIF              793,964.353

LIBERTY            OUTSTANDING      OUTSTANDING      OUTSTANDING      OUTSTANDING
MUTUAL FUND      CLASS A SHARES    CLASS B SHARES   CLASS C SHARES   CLASS I SHARES
LCIF              441,733.547       23,503.966        2,671.810       10,601.265

LIBERTY         OUTSTANDING
MUTUAL FUND    CLASS Z SHARES
LCIF              363,381.320

LIBERTY          OUTSTANDING     OUTSTANDING      OUTSTANDING      OUTSTANDING
MUTUAL FUND    CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS T SHARES
LNTF           27,808,356.182   25,782,765.785    4,131,642.676    4,311,916.152

LIBERTY         OUTSTANDING
MUTUAL FUND    CLASS Z SHARES
LNTF           14,660,618.823

LIBERTY          OUTSTANDING      OUTSTANDING      OUTSTANDING      OUTSTANDING
MUTUAL FUND     CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS J SHARES
LNJOF           1,189,572.229    1,547,061.523      621,308.594           90.000

LIBERTY         OUTSTANDING       OUTSTANDING
MUTUAL FUND    CLASS N SHARES    CLASS Z SHARES
LNJOF             375,473.000     293,020.205

LIBERTY TRUST                                      OUTSTANDING SHARES
Liberty Funds Trust I                                 559,435,280.400*
Liberty Funds Trust II                                432,208,774.200
Liberty Funds Trust III                               297,679,032.823
Liberty Funds Trust IV                                262,368,102.700
Liberty Funds Trust V                                 125,847,396.700
Liberty Funds Trust VI                                 72,651,977.750
Liberty Funds Trust VII                                77,798,287.540
Liberty Floating Rate Advantage Fund                    9,810,901.712



* Includes outstanding shares for Liberty Tax-Managed Growth Fund and Liberty Tax-Managed Growth Fund II, two series of Liberty Funds Trust I, that will elect Trustees of the Trust at the Meetings but which are included in a separate proxy statement.


As of September 29, 2000, the following shareholders of record owned 5% or more of the applicable outstanding Class(es) of shares of the following Liberty Mutual Funds:

                                                           NUMBER OF            PERCENTAGE OF
LIBERTY        CLASS                                       OUTSTANDING          OUTSTANDING
MUTUAL FUND    OF            NAME AND ADDRESS OF           SHARES OF            SHARES OF CLASS
               SHARES        SHAREHOLDER                   CLASS OWNED          OWNED
LHYSF          B & C         Merrill Lynch, Pierce,        9,086,380.550(B)     10.69%
                             Fenner & Smith, Inc.          1,173,308.314(C)     12.37%
                             For the Sole Benefit
                             of its Customers
                             4800 Deer Lake Drive E.
                             3rd Floor
                             Jacksonville, FL 32216


LHYSF          C             Banc One Securities Corp      2,829,878.142        29.84%
                             FBO The One Select
                             Portfolio
                             733 Greencrest Drive
                             Westerville, OH 43081


LIF            B & C         Merrill Lynch, Pierce,          565,392.653(B)     10.18%
                             Fenner & Smith, Inc.             55,606.580(C)     13.02%
                             For the Sole Benefit
                             of its Customers
                             4800 Deer Lake Drive E.
                             2nd Floor
                             Jacksonville, FL 32246


LSIF           B & C         Merrill Lynch, Pierce,        6,688,700.666(B)      5.55%
                             Fenner & Smith, Inc.            880,929.778(C)     12.09%
                             BankBoston NA Custodian
                             4800 Deer Lake Drive E.
                             3rd Floor
                             Jacksonville, FL 32216

                                                           NUMBER OF            PERCENTAGE OF
LIBERTY        CLASS                                       OUTSTANDING          OUTSTANDING
MUTUAL FUND    OF            NAME AND ADDRESS OF           SHARES OF            SHARES OF CLASS
               SHARES        SHAREHOLDER                   CLASS OWNED          OWNED
LSIF           J             Tokai Maruman                 90,370,760.596      100.00% (*)
                             Securities
                             1-10, Nihonbashi
                             2-Chome
                             Chuo-Ku
                             Tokyo, Japan 103-0027


LSIF           Z             Colonial Counselor               472,038.079       59.45%
                             Growth Portfolio
                             245 Summer Street
                             Boston, MA 02111


LSIF           Z             Colonial Counselor               111,036.292       13.99%
                             Income Portfolio
                             245 Summer Street
                             Boston, MA 02111


LSIF           Z             Colonial Counselor               210,726.507       26.54%
                             Balanced Portfolio
                             245 Summer Street
                             Boston, MA 02111


LTMAGF         A, C &        Colonial Management              141,666.667(A)    45.08%
               Z             Associates, Inc.                   8,333.333(C)    10.94%
                             One Financial Center               8,333.333(Z)    80.30%
                             Boston, MA 02111


LTMAGF         B & C         Merrill Lynch, Pierce,           103,822.973(B)     9.28%
                             Fenner & Smith, Inc.              17,189.750(C)    22.57%
                             For the Sole Benefit
                             of its Customers
                             4800 Deer Lake Drive E.
                             2nd Floor
                             Jacksonville, FL 32246


LTMAGF         C             Cranford Construction              7,105.584        9.33%
                             Company Inc.
                             c/o Selengut
                             1678 45th Street
                             Brooklyn, NY 11204


LTMAGF         C             Pegge Ann Wall Trustee             7,283.321        9.56%
                             U/W F Willard Wall
                             Trust 1
                             32394 Pleasant Oaks Drive
                             Springville, CA 93265


LTMAGF         Z             Margery L. Hayward                 2,044.154       19.70%
                             7327 W. Lafayette Place
                             Mequon, WI 53092


LTMVF          A & C         Merrill Lynch, Pierce,            99,831.558(A)     8.64%
                             Fenner & Smith, Inc.              78,582.051(C)     9.40%
                             For the Sole Benefit
                             of its Customers
                             4800 Deer Lake Drive E.
                             2nd Floor
                             Jacksonville, FL 32246

                                                           NUMBER OF            PERCENTAGE OF
LIBERTY        CLASS                                       OUTSTANDING          OUTSTANDING
MUTUAL FUND    OF            NAME AND ADDRESS OF           SHARES OF            SHARES OF CLASS
               SHARES        SHAREHOLDER                   CLASS OWNED          OWNED
LTMVF          Z             Colonial Management           103.950             100.00%
                             Associates, Inc.
                             One Financial Center
                             Boston, MA 02111


LIGF           B & C         Merrill Lynch, Pierce,         1,950,512.625        7.26%
                             Fenner & Smith, Inc.(B)           38,310.617(C)    12.45%
                             For the Sole Benefit
                             of its Customers
                             4800 Deer Lake Drive E.
                             2nd Floor
                             Jacksonville, FL 32246


LIGF           C             Cynthia D. Frankel                17,236.089        5.60%
                             P.O. Box 25003
                             Asheville, NC 28813


LIGF           C             The Reese Family                  16,307.041        5.30%
                             Partnership
                             17317 Wood Road
                             Bow, WA 98232


LIGF           Z             Colonial Counselor               333,593.438       34.53%
                             Income Portfolio
                             245 Summer Street
                             Boston, MA 02111


LIGF           Z             Colonial Counselor               632,244.524       65.45%
                             Balanced Portfolio
                             245 Summer Street
                             Boston, MA 02111


LMMF           A             Colonial Investment           27,288,167.790       11.42%
                             Services, Inc.
                             One Financial Center
                             Boston, MA 02111


LMMF           B             Susan P. Ryan                    209,009.300        5.08%
                             8 Burlington Road
                             Harwinton CT 06791


LMMF           B             Investors Bank & Trust           388,665.500        9.45%
                             Company Custodian
                             Michael Lutsky IRA
                             4601 Brewster Lane
                             Tarzana, CA 91356


LNGCF          A, B &        Merrill Lynch, Pierce,           559,280.470(A)    17.53%
               C             Fenner & Smith, Inc.              67,086.595(B)    20.95%
                             For the Sole Benefit              15,761.287(C)    22.10%
                             of its Customers
                             4800 Deer Lake Drive E.
                             2nd Floor
                             Jacksonville, FL 32246

                                                           NUMBER OF            PERCENTAGE OF
LIBERTY        CLASS                                       OUTSTANDING          OUTSTANDING
MUTUAL FUND    OF            NAME AND ADDRESS OF           SHARES OF            SHARES OF CLASS
               SHARES        SHAREHOLDER                   CLASS OWNED          OWNED
LNGCF          Z             Colonial Management                7,616.387       93.53%
                             Associates, Inc.
                             One Financial Center
                             Boston, MA 02111


LNJOF          A, B &        Merrill Lynch, Pierce,            76,377.274(A)     6.42%
               C             Fenner & Smith, Inc.             208,250.199(B)    13.46%
                             For the Sole Benefit              99,225.535(C)    15.97%
                             of its Customers
                             4800 Deer Lake Drive E.
                             2nd Floor
                             Jacksonville, FL 32246


LNJOF          Z             Thomas C. Theobald                16,910.764        5.77%
                             55 Railroad Avenue
                             Plaza Level
                             Greenwich, CT 06830


LNJOF          Z             Mitra & Co.                      233,736.059       79.77%
                             c/o Marshall & Ilsley
                             Trust Company
                             1000 N. Water Street
                             Milwaukee, WI 53202


LCF            A             James E. Crabbe Trustee          200,000.000       60.33% (*)
                             James E. Crabbe Trust
                             121 SW Morrison
                             Portland, OR 97204


LCF            A             Richard S. Huson                 100,000.000       30.17%
                             Yvonne M. Huson Trustee
                             Richard S. Huson Trust
                             2480 NW Tower Rock Rd.
                             Bend, OR 97701


LCF            B             Advest Bank Trustee                8,287.934       11.16%
                             Jacob Levinson Mar
                             Trust
                             FBO M. Levinson
                             Attn: Trust Division
                             90 State House Square
                             Hartford, CT 06103


LCF            C             Orville B. Lamb                      274.163        6.21%
                             Edna M. Lamb
                             Orville Paul Lamb
                             101 Honeysuckle
                             Casper, WY 82604


LCEF           B             Investors Bank & Trust             1,479.255        5.13%
                             Company Custodian
                             Morris E. Kinghorn IRA
                             P.O. Box 83
                             Pocatello, ID 83204

                                                           NUMBER OF           PERCENTAGE OF
LIBERTY        CLASS                                       OUTSTANDING         OUTSTANDING
MUTUAL FUND    OF            NAME AND ADDRESS OF           SHARES OF           SHARES OF CLASS
               SHARES        SHAREHOLDER                   CLASS OWNED         OWNED
LCEF           B             Investors Bank & Trust             1,616.486        5.61%
                             Company Trustee
                             Arms Inc. 401(k) Plan
                             2447 E. Sunshine Drive
                             Boise, ID 83712


LCEF           C             Investors Bank & Trust               284.402       46.74%
                             Company Custodian
                             Clyde Williams SARSEP
                             Plan
                             Burnt Ranch Road
                             Cherry Creek Ranch
                             Mitchell, OR 97750


LCEF           C             Investors Bank & Trust                41.083        6.75%
                             Company Custodian
                             Susan C. Williams
                             SARSEP Plan
                             43861 Burnt Ranch Road
                             Mitchell, OR 97750


LCEF           C             Colonial Management                   62.691       10.30%
                             Associates, Inc.
                             One Financial Center
                             Boston, MA 02111


LCEF           C             Investors Bank & Trust                75.327       12.38%
                             Company Trustee
                             Morgan Franklin
                             Corporation 401(k)
                             Retirement Plan
                             47042 Dixon Court
                             Lexington Park, MD
                             20653


LCEF           C             Investors Bank & Trust                31.998        5.26%
                             Company Trustee
                             Morgan Franklin
                             Corporation 401(k)
                             Retirement Plan
                             45803 Spruce Drive
                             Lexington Park, MD
                             20653


LCEF           C             Don A. McKee                          89.993       14.79%
                             Molly McKee
                             3917 Oakwood Drive N.
                             Pearlanad, TX 77581

                                                           NUMBER OF           PERCENTAGE OF
LIBERTY        CLASS                                       OUTSTANDING         OUTSTANDING
MUTUAL FUND    OF            NAME AND ADDRESS OF           SHARES OF           SHARES OF CLASS
               SHARES        SHAREHOLDER                   CLASS OWNED         OWNED
LCEF           I             Northwestern Trust               470,458.694       79.55%
                             Company Custodian
                             FBO IBEW Local 76
                             Supplemental Income
                             Fund
                             1201 3rd Ave. Ste. 2010
                             Seattle, WA 98101


LCEF           I             Northwestern Trust               113,624.910       19.21%
                             Company Custodian
                             FBO IBEW Local 76
                             Supplemental Income Fund
                             1201 3rd Avenue
                             Ste. 2010
                             Seattle, WA 98101


LCIF           A & B         Merrill Lynch, Pierce,            49,929.317(A)    11.30%
                             Fenner & Smith, Inc.              13,433.080(B)    57.15%
                             Merrill Lynch
                             Financial Data Service
                             Attn: Service Team
                             4800 Deer Lake Drive E.
                             3rd Floor
                             Jacksonville, FL 32246


LCIF           A             Ibak & Co.                       116,525.561       26.38%
                             P.O. Box 1700
                             102 South Clinton
                             Iowa City, IA 52244


LCIF           B             Raymond James &                    1,284.876        5.47%
                             Associates Inc. CSDN
                             Norma B. Porche IRA
                             127 W. McKennon
                             Bixby, OK 74008


LCIF           B             Jan C. Brueckmann                  2,535.358       10.79%
                             4510 Church Road
                             Hampstead, MD 21074


LCIF           I             Colonial Management               10,601.265      100.00%
                             Associates, Inc.
                             One Financial Center
                             Boston, MA 02111


LCIF           Z             Colonial Counselor               103,003.279       28.35%
                             Income Portfolio
                             245 Summer Street
                             Boston, MA 02111


LCIF           Z             Colonial Counselor               260,272.153       71.63% (*)
                             Balanced Portfolio
                             245 Summer Street
                             Boston, MA 02111

                                                           NUMBER OF           PERCENTAGE OF
LIBERTY        CLASS                                       OUTSTANDING         OUTSTANDING
MUTUAL FUND    OF            NAME AND ADDRESS OF           SHARES OF           SHARES OF CLASS
               SHARES        SHAREHOLDER                   CLASS OWNED         OWNED
LFSF           A, B &        Merrill Lynch, Pierce,         3,625,214.954(A)     6.26%
               C             Fenner & Smith, Inc.             588,410.739(B)    11.42%
                             For the Sole Benefit              23,307.294(C)     6.60%
                             of its Customers
                             4800 Deer Lake Drive E.
                             3rd Floor
                             Jacksonville, FL 32216


LFSF           C             The Simsbury Fire                 54,313.566       15.38%
                             District
                             871 Hopmeadow Street
                             Simsbury, CT 86070


LFSF           C             Dental Laboratory                 23,051.755        6.53%
                             Assoc of the State of
                             New York
                             A Corporation
                             c/o Mark Polevoy
                             #1 Barstow Rd. Ste. P20
                             Great Neck, NY 11021


LFSF           Z             Colonial Management                  102.664      100.00%
                             Associates, Inc.
                             One Financial Center
                             Boston, MA 02111


LNGUF          C             Merrill Lynch, Pierce,            11,159.305       17.83%
                             Fenner & Smith, Inc.
                             For the Sole Benefit
                             of its Customers
                             4800 Deer Lake Drive E.
                             2nd Floor
                             Jacksonville, FL 32246


LNIEF          B & C         Merrill Lynch, Pierce,           363,249.908(B)    10.62%
                             Fenner & Smith, Inc.               5,020.230(C)     5.68%
                             For the Sole Benefit
                             of its Customers
                             4800 Deer Lake Drive E.
                             2nd Floor
                             Jacksonville, FL 32246


LNIEF          C             Colonial Management                9,733.271       11.01%
                             Associates, Inc.
                             One Financial Center
                             Boston, MA 02111


LNIEF          Z             Colonial Counselor               325,486.231       67.93%
                             Growth Portfolio
                             245 Summer Street
                             Boston, MA 02111


LNIEF          Z             Colonial Counselor               153,570.425       32.05%
                             Balanced Portfolio
                             245 Summer Street
                             Boston, MA 02111

                                                           NUMBER OF           PERCENTAGE OF
LIBERTY        CLASS                                       OUTSTANDING         OUTSTANDING
MUTUAL FUND    OF            NAME AND ADDRESS OF           SHARES OF           SHARES OF CLASS
               SHARES        SHAREHOLDER                   CLASS OWNED         OWNED
LREF           A             Enele & Co                        46,972.293        8.85%
                             Dividend Reinvest
                             c/o Copper Mountain
                             Trust
                             601 SW Second Avenue
                             Suite 1800
                             Portland, OR 97204


LREF           A             Charles Schwab & Co.             185,632.640       34.98% (*)
                             Inc.
                             Special Custody A/C
                             for Benefit of
                             Customers
                             Attn: Mutual Funds
                             101 Montgomery Street
                             San Francisco, CA 94104


LREF           B             Investors Bank & Trust             4,917.683        5.32%
                             Company Custodian
                             Joseph M. Gnesin IRA
                             11 Beach Street
                             New York, NY 10013


LREF           B             First Trust                        5,329.694        5.77%
                             Corporation Custodian
                             17 Tobey Village
                             Office Park
                             Pittsford, NY 14534


LREF           C             Daniel Keilitz                       886.783        6.56%
                             17100 Bridgestone
                             Court #207
                             Ft. Myers, FL 33908


LREF           C             Raymond James &                      898.473        6.64%
                             Associates, Inc.
                             Custodian
                             880 Carillon Parkway
                             St. Peters, FL 33716


LREF           I             Colonial Counselor                33,681.108        99.68%
                             Income Portfolio
                             245 Summer Street
                             Boston, MA 02111


LSVF           B & C         Merrill Lynch, Pierce,           716,672.622(B)     5.32%
                             Fenner & Smith, Inc.             145,989.764(C)    13.99%
                             For the Sole Benefit
                             of its Customers
                             4800 Deer Lake Drive E.
                             2nd Floor
                             Jacksonville, FL 32246


LSVF           C             Banc One Securities              240,769.130       23.07%
                             Corp
                             FBO The One Select
                             Portfolio
                             733 Greencrest Drive
                             Westerville, OH 43081

                                                           NUMBER OF           PERCENTAGE OF
LIBERTY        CLASS                                       OUTSTANDING         OUTSTANDING
MUTUAL FUND    OF            NAME AND ADDRESS OF           SHARES OF           SHARES OF CLASS
               SHARES        SHAREHOLDER                   CLASS OWNED         OWNED
LSVF           C             AG Edwards & Sons                 88,068.956       11.85%
                             One North Jefferson
                             Avenue
                             St. Louis, MO 63103


LSF            A             FTC & Co.                        577,726.047       11.83%
                             Attn: Datalynx #203
                             P.O. Box 173736
                             Denver, CO 80217


LSF            A             Charles Schwab & Co.           1,109,976.285       22.72%
                             Inc.
                             Special Custody A/C
                             for Benefit of
                             Customers
                             Attn: Mutual Funds
                             101 Montgomery Street
                             San Francisco, CA 94104


TLF            Z             Louis A. Volante Jr.                 313.574      100.00%
                             RoseMarie A. Volante
                             32 Sheparo Avenue
                             N. Providence, RI 02904


LCBP           A             Daughters of Mary of              55,791.904        7.18%
                             the Immaculate
                             Conception Manor
                             Convent
                             50 Pulaski Street
                             New Britian, CT 06053


LCBP           A             Newtown Square Fire               90,931.449       11.70%
                             Company
                             Commonwealth Bank CSA
                             8 N Newtown St. Rd.
                             P.O. Box 453
                             Newtown Square, PA
                             19073


LCBP           C             Robert T. Buchanan                26,811.273        5.70%
                             Sara M. Buchanan
                             Trustee
                             Kangaroo Court
                             Restaurants Texas, Inc.
                             102 W. Crocket St. #800
                             San Antonio, TX 78205


LCBP           C             The Trustees for the              74,330.937       15.81%
                             Plan of McAllen Bolt &
                             Screw Inc. Profit
                             Sharing Retirement Plan
                             A/C Master Account
                             P.O. Box 1090
                             McAllen, TX 78505

                                                            NUMBER OF           PERCENTAGE OF
LIBERTY        CLASS                                        OUTSTANDING         OUTSTANDING
MUTUAL FUND    OF             NAME AND ADDRESS OF           SHARES OF           SHARES OF CLASS
               SHARES         SHAREHOLDER                   CLASS OWNED         OWNED
LCBP           C             Bruno A. Schiavo                  31,688.134        6.74%
                             Michelina Schiavo
                             Trustee
                             B&M Schiavo Nominee
                             Trust
                             79 Walker Road
                             Westwood, MA 02090


LCGP           A             International                     97,875.461       10.76%
                             BancShares Corporation
                             Employee Profit
                             Sharing Plan
                             1200 San Bernardo Ave.
                             Laredo, TX 78042


LCGP           A             International Bank of             90,252.165        9.93%
                             Commerce Trustee
                             Abraham Rigal Trust
                             1200 San Bernardo Ave.
                             Laredo, TX 78042


LCGP           C             Roberto & Soila Garcia            26,683.094        5.34%
                             Family Ltd Partnership
                             304 Sunflower Street
                             McAllen, TX 78504


LCGP           C             Liberty Securities C              65,974.144       13.20%
                             c/o Independent
                             Financial Mark
                             100 Manhattanville Road
                             Puchase, NY 10577


LCGP           C             William A. Schuchmann             26,837.065        5.37%
                             56 North Prospect
                             Street
                             Ansonia, CT 06401


LCGP           C             Lazaro Geideshman                 93,476.850       18.71%
                             302 Convent
                             Laredo, TX 78040


LCGP           C             Tommy L. Davis                    28,293.777        5.66%
                             Joan A. Davis
                             1012 Petra Drive
                             Napa, CA 94558


LCIP           A             Margaret Bagdigian                24,958.481        8.35%
                             19 Batterson Park Road
                             Farmington, CT 06032


LCIP           A             Investors Bank & Trust            21,821.714        7.30%
                             Company Custodian
                             Donald W. Hofsess IRA
                             865 South Adams Street
                             Denver, CO 80209


LCIP           A             Valerie Parker                    15,989.166        5.35%
                             252 Lexington Road
                             Concord, MA 01742

                                                            NUMBER OF           PERCENTAGE OF
LIBERTY        CLASS                                        OUTSTANDING         OUTSTANDING
MUTUAL FUND    OF             NAME AND ADDRESS OF           SHARES OF           SHARES OF CLASS
               SHARES         SHAREHOLDER                   CLASS OWNED         OWNED
LCIP           A             Bernard Dathe                     43,355.603       14.50%
                             Margaret Dathe
                             265 Oak Park Lane
                             Pleasant Hill, CA 94523


LCIP           A             Investors Bank & Trust            16,761.822        5.61%
                             Company Custodian
                             Sylvan B. Baer IRA
                             3770 S. Albion Street
                             Englewood, CO 80110


LCIP           B             Investors Bank & Trust            28,781.052       11.48%
                             Company Custodian
                             Donald L. Noblit IRA
                             563 Pochassic Road
                             Westfield, MA 01085


LCIP           C             John Fertig Jr.                   11,955.780        6.39%
                             Janice Nardona-Clews
                             Trustees
                             Sophie S. Nardona Trust
                             24 Gilbert Street
                             Waterbury, CT 06702


LCIP           C             Estelle Mosko Trustee             13,718.446        7.34%
                             Estelle Mosko Trust
                             390 Forest Street
                             Denver, CO 80220


LCIP           C             Laredo Childrens Museum           11,980.902        6.41%
                             West End Washington St.
                             Laredo, TX 78040


LCIP           C             International Bank of             13,272.595        7.10%
                             Commerce Trustee
                             Belia R. Munoz Guerra
                             Trust
                             1200 San Bernardo Ave.
                             Laredo, TX 78042


LCIP           C             Mary Louise Johnican              21,191.795       11.33%
                             Rhonda Rochelle Herndon
                             3221 8th Street
                             Bay City, TX 77414


LCIP           C             Ella Bocock                        9,664.357        5.17%
                             P.O. Box 513A
                             Port Lavaca, TX 77979


LCIP           C             Bobby W. Neuman                    9,694.920        5.18%
                             110 Blackstone
                             Port Lavaca, TX 77979


LCIP           C             Jess C. Sanford                   18,529.038           9.91%
                             27 Oak Circle
                             Bay City, TX 77414

                                                            NUMBER OF           PERCENTAGE OF
LIBERTY        CLASS                                        OUTSTANDING         OUTSTANDING
MUTUAL FUND    OF             NAME AND ADDRESS OF           SHARES OF           SHARES OF CLASS
               SHARES         SHAREHOLDER                   CLASS OWNED         OWNED
LCIP           C             Joycelyn L. Handel                10,855.621        5.80%
                             2725 E. Fir Unit #94
                             Mount Vernon, WA 98273


LCIP           C             Stephen H. Tontini                17,071.413        9.13%
                             Ana I Solloso Blanco
                             Lockheed Martin
                             Bethesda Mail Pouch #52
                             Attn: S. Tontini/6801
                             Rockledge Drive
                             Bethesda, MD 20817


LHYMF          B & C         Merrill Lynch, Pierce,           864,860.035(B)     9.37%
                             Fenner & Smith, Inc.              21,965.601(C)     7.23%
                             For the Sole Benefit
                             of its Customers
                             4800 Deer Lake Drive E.
                             2nd Floor
                             Jacksonville, FL 32246


LHYMF          C             Bost & Co                         47,303.690       15.56%
                             Mellon Private Asset
                             Management
                             Attn: Mutual Fund
                             Operations
                             P.O. Box 534005
                             Pittsburgh, PA 15253

                                                            NUMBER OF           PERCENTAGE OF
LIBERTY        CLASS                                        OUTSTANDING         OUTSTANDING
MUTUAL FUND    OF             NAME AND ADDRESS OF           SHARES OF           SHARES OF CLASS
               SHARES         SHAREHOLDER                   CLASS OWNED         OWNED
LTEF           B             Merrill Lynch, Pierce,         1,048,557.256        6.61%
                             Fenner & Smith, Inc.
                             For the Sole Benefit
                             of its Customers
                             4800 Deer Lake Drive E.
                             2nd Floor
                             Jacksonville, FL 32246


LTEF           C             Terry Collins                    203,886.537       52.35%
                             RoseMary Collins
                             306 Jester Court
                             Petaluma, CA 94954


LTEIF          B & C         Merrill Lynch, Pierce,           229,841.980(B)     7.04%
                             Fenner & Smith, Inc.              17,692.177(C)    24.15%
                             For the Sole Benefit
                             of its Customers
                             4800 Deer Lake Drive E.
                             2nd Floor
                             Jacksonville, FL 32246


LTEIF          C             Don C. Fisher Trustee              6,730.574        9.19%
                             Don C. Fisher Living
                             Trust
                             P.O. Box 701
                             Jackson, WY 83001


LTEIF          C             Francis E. Torr                   12,742.951       17.39%
                             Florence J. Torr
                             Trustees
                             Torr Family Trust
                             1 Bear Creek Road
                             Novato, CA 94947


LMMMF          A             Billy Gene Yarbrough           2,035,235.050       17.40%
                             Louise Yarbrough
                             Trustees
                             Yarbrough Family Trust
                             97 Dobbins Street
                             Vacaville, CA 95688


LMMMF          B             RSBCO                             80,700.693       14.39%
                             FBO Julianne F. Cole
                             P.O. Drawer 1410
                             Ruston, LA 71273


LMMMF          B             Vincent Dellaquilla               32,071.970        5.72%
                             Yolanda Dellaquilla
                             Joann Lendroth
                             33 Wolcott Street
                             New Haven, CT 06513


LMMMF          B             Charles R. Matties                94,190.420       16.79%
                             Laura B. Matties
                             84 Overbrook Road
                             West Hartford, CT 06107

                                                            NUMBER OF           PERCENTAGE OF
LIBERTY        CLASS                                        OUTSTANDING         OUTSTANDING
MUTUAL FUND    OF             NAME AND ADDRESS OF           SHARES OF           SHARES OF CLASS
               SHARES         SHAREHOLDER                   CLASS OWNED         OWNED
LMMMF          C             David M. Sutcliffe                15,949.950        7.15%
                             Trustee
                             DCR Trust
                             P.O. Box 220
                             Wrentham, MA 02093


LMMMF          C             Colonial Management              108,381.860       48.60%
                             Associates, Inc.
                             One Financial Center
                             Boston, MA 02111


LUF            B & C         Merrill Lynch, Pierce,         4,602,211.650(B)    16.07%
                             Fenner & Smith, Inc.              30,528.279(C)    15.22%
                             For the Sole Benefit
                             of its Customers
                             4800 Deer Lake Drive E.
                             3rd Floor
                             Jacksonville, FL 32216


LUF            Z             Colonial Counselor                14,497.353       99.64%
                             Income Portfolio
                             245 Summer Street
                             Boston, MA 02111


LCATEF         A, B &        Merrill Lynch, Pierce,         2,068,678.383(A)     7.65%
               C             Fenner & Smith, Inc.             566,811.317(B)     5.68%
                             For the Sole Benefit             193,373.004(C)    28.03%
                             of its Customers
                             4800 Deer Lake Drive E.
                             2nd Floor
                             Jacksonville, FL 32246


LCTTEF         A, B &        Merrill Lynch, Pierce,         1,119,185.003(A)    12.01%
               C             Fenner & Smith, Inc.           1,323,067.710(B)    15.19%
                             For the Sole Benefit              99,985.017(C)    20.56%
                             of its Customers
                             4800 Deer Lake Drive E.
                             2nd Floor
                             Jacksonville, FL 32246


LMATEF         C             Sybil N. Wetzler                  12,581.399        7.08%
                             Teresa A. Wetzler-Finn
                             Steven A. Finn Trustee
                             Sybil N. Wetzler Rev
                             Trust
                             5 Tallyho Lane
                             Andover, MA 01810


LMATEF         C             Merrill Lynch, Pierce,            39,366.697       22.14%
                             Fenner & Smith, Inc.
                             For the Sole Benefit
                             of its Customers
                             4800 Deer Lake Drive E.
                             2nd Floor
                             Jacksonville, FL 32246

                                                            NUMBER OF           PERCENTAGE OF
LIBERTY        CLASS                                        OUTSTANDING         OUTSTANDING
MUTUAL FUND    OF             NAME AND ADDRESS OF           SHARES OF           SHARES OF CLASS
               SHARES         SHAREHOLDER                   CLASS OWNED         OWNED
LMATEF         C             Teresa A. Wetzler-Finn            11,318.347        6.37%
                             Lawrence A. Wetzler
                             Trustees
                             U/W Jacob Neumann
                             5 Tallyho Lane
                             Andover, MA 01810


LMATEF         C             Emily M. Robinson                 12,601.336        7.09%
                             Barrett F. Robinson
                             405 Winter Street
                             North Andover, MA 01845


LNYTEF         A & B         Merrill Lynch, Pierce,           735,457.793(A)    11.61%
                             Fenner & Smith, Inc.           1,075,058.659(B)    17.77%
                             For the Sole Benefit
                             of its Customers
                             4800 Deer Lake Drive E.
                             2nd Floor
                             Jacksonville, FL 32246


LNYTEF         C             Joan Parrotta                      4,386.483        5.47%
                             262-17 Grand Central
                             Parkway
                             Little Neck, NY 11362


LNYTEF         C             Abe Weinstein                     14,653.813       18.28%
                             Laura Weinstein
                             David Weinstein
                             Linda Marine
                             92-30 56 Avenue #1K
                             Elmhurst, NY 11373


LNYTEF         C             Howard Read                        7,163.801        8.93%
                             Acct #2
                             25 Eagle Street
                             c/o Read & Laniado
                             Albany, NY 12207


LNYTEF         C             Dino Gobbo                         5,813.756        7.25%
                             Marita Gobbo
                             76-11 175 Street
                             Flushing, NY 11366


LNYTEF         C             Read & Laniado                    14,499.362       18.08%
                             A Partnership
                             25 Eagle Street
                             Albany, NY 12207


LOHTEF         A, B &        Merrill Lynch, Pierce,           388,168.470(A)     5.91%
               C             Fenner & Smith, Inc.             302,536.402(B)     7.57%
                             For the Sole Benefit               4,353.684(C)    10.65%
                             of its Customers
                             4800 Deer Lake Drive E.
                             2nd Floor
                             Jacksonville, FL 32246

                                                            NUMBER OF           PERCENTAGE OF
LIBERTY        CLASS                                        OUTSTANDING         OUTSTANDING
MUTUAL FUND    OF             NAME AND ADDRESS OF           SHARES OF           SHARES OF CLASS
               SHARES         SHAREHOLDER                   CLASS OWNED         OWNED
LOHTEF         C             Virginia Royko Trustee             2,127.959         5.21%
                             Howard W. Rose
                             Irrevocable Trust
                             7450 Little Mountain
                             Road
                             Mentor, OH 44060


LGIF           C             Merrill Lynch, Pierce,            91,069.436         6.49%
                             Fenner & Smith, Inc.
                             For the Sole Benefit
                             of its Customers
                             4800 Deer Lake Drive E.
                             2nd Floor
                             Jacksonville, FL 32246


LGIF           C             Banc One Securities               93,538.117         6.67%
                             Corp.
                             FBO The One Select
                             Portfolio
                             733 Greencrest Drive
                             Westerville, OH 43081


LGIF           Z             Colonial Management                   52.015       100.00%
                             Associates, Inc.
                             One Financial Center
                             Boston, MA 02111


LNAPF          A & C         Colonial Management              244,505.198(A)     57.41%
                             Associates, Inc.                  10,605.322(C)     20.38%
                             One Financial Center
                             Boston, MA 02111


LNAPF          C             Merrill Lynch, Pierce,             8,378.478        16.10%
                             Fenner & Smith, Inc.
                             For the Sole Benefit
                             of its Customers
                             4800 Deer Lake Drive E.
                             2nd Floor
                             Jacksonville, FL 32246


LNAPF          Z             Colonial Counselor                61,928.635       67.73%
                             Growth Portfolio
                             245 Summer Street
                             Boston, MA 02111


LNAPF          Z             Colonial Counselor                29,225.670       31.96%
                             Balanced Portfolio
                             245 Summer Street
                             Boston, MA 02111


LNEF           A, C &        Colonial Management              479,324.792(A)    60.15% (*)
               Z             Associates, Inc.                  10,000.000(C)    24.20%
                             One Financial Center              10,000.000(Z)    32.99%
                             Boston, MA 02111

                                                            NUMBER OF           PERCENTAGE OF
LIBERTY        CLASS                                        OUTSTANDING         OUTSTANDING
MUTUAL FUND    OF             NAME AND ADDRESS OF           SHARES OF           SHARES OF CLASS
               SHARES         SHAREHOLDER                   CLASS OWNED         OWNED
LNEF           A             Newport Fund                     157,211.210       19.73%
                             Management, Inc.
                             580 California St.
                             #1960
                             San Francisco, CA 94104


LNEF           C             Merrill Lynch, Pierce,             4,221.835       10.22%
                             Fenner & Smith, Inc.
                             For the Sole Benefit
                             of its Customers
                             4800 Deer Lake Drive E.
                             2nd Floor
                             Jacksonville, FL 32246


LNEF           Z             Michael Ellis                        546.610       18.03%
                             Kirsty Ellis
                             346 Woodside Avenue
                             Mill Valley, CA 94941


LNEF           Z             John J. Harrell                      570.211       18.81%
                             P.O. Box 965
                             Lyle, WA 98635


LNEF           Z             Thomas R. Tuttle                     711.238       23.46%
                             Sylvia C. Tuttle
                             Trustee
                             Tuttle Revocable Trust
                             440 Davis Court #1621
                             San Francisco, CA 94111


LNTF           A             Pershing Custodian             1,672,700.730        6.02%
                             One Pershing Plaza
                             Jersey City, NJ 07399


LNTF           A, B &        Merrill Lynch, Pierce,         1,580,581.891(A)     5.69%
               C             Fenner & Smith, Inc.           3,773,008.783(B)    14.63%
                             For the Sole Benefit           1,186,974.366(C)    28.73%
                             of its Customers
                             4800 Deer Lake Drive E.
                             2nd Floor
                             Jacksonville, FL 32246


LNTF           A & Z         Charles Schwab & Co            2,629,110.834(A)     9.45%
                             Inc.                           2,639,505.544(Z)    18.00%
                             Attn: Mutual Fund
                             Operations 333/4
                             101 Montgomery Street
                             San Francisco, CA 94104


LNTF           Z             The Northern Trust             3,206,009.472       21.87%
                             Company Trustee
                             Liberty Mutual 401(k)
                             Retirement Plan
                             P.O. Box 92956
                             Chicago, IL 60607

                                                            NUMBER OF           PERCENTAGE OF
LIBERTY        CLASS                                        OUTSTANDING         OUTSTANDING
MUTUAL FUND    OF             NAME AND ADDRESS OF           SHARES OF           SHARES OF CLASS
               SHARES         SHAREHOLDER                   CLASS OWNED         OWNED
LNTF           Z             Wendel & Co                    1,433,450.350        9.78%
                             c/o Bank of New York
                             Mutual Funds/Reorg
                             Dept.
                             P.O. Box 1066
                             Wall Street Station
                             New York, NY 10268


LNTF           Z             The James Irvine               3,157,673.131       21.54%
                             Foundation
                             One Market Steuart
                             Tower
                             Suite 2500
                             San Francisco, CA 94105


LNTF           Z             Fidelity Investments           1,081,495.535        7.38%
                             Institutional
                             Operations Company Inc.
                             Agent for Certain
                             Employee Benefits Plan
                             100 Magellan Way
                             Mail Zone KW1C
                             Covington, KY 41015


LFRAF          A, B,         Keyport Life Insurance           881,812.317(A)    13.97%
               C & Z         Company                          880,110.800(B)    47.30%
                             c/o Chris Westfall               220,384.088(C)    15.08%
                             125 High Street                  221,499.132(Z)    99.01%
                             Boston, MA 02101


* Entity owned 25% or more of the outstanding shares of beneficial interest of named Fund, and therefore may be presumed to "control" such Fund, as that term is defined in the 1940 Act.

As of the Record Date, the executive officers and the current Boards of Trustees as a group were known to beneficially own less than 1% of each of the outstanding Class(es) of shares of each of the Liberty Mutual Funds.

The following table sets forth certain information about the executive officers of each Liberty Mutual Fund:



EXECUTIVE OFFICER       OFFICE WITH THE LIBERTY MUTUAL FUNDS;          YEAR OF ELECTION AS
NAME & AGE              PRINCIPAL OCCUPATION                           EXECUTIVE OFFICER
----------              --------------------                           -----------------
Stephen E. Gibson (46)  President of the Liberty Funds Complex                1998
                        since June, 1998, President of the Stein
                        Roe Funds since November, 1999; Chairman
                        of the Board since July, 1998, Chief
                        Executive Officer and President since
                        December, 1996 and Director, since July,
                        1996 of the Colonial (formerly Executive
                        Vice President from July, 1996 to
                        December, 1996); Director, Chief
                        Executive Officer and President of
                        Liberty Funds Group LLC (LFG) since
                        December, 1998 (formerly Director, Chief
                        Executive Officer and President of The
                        Colonial Group, Inc. (TCG) from December,
                        1996 to December, 1998); President and
                        Vice Chairman of Stein Roe since January,
                        2000; (formerly Assistant Chairman and
                        Executive Vice President from August,
                        1998 to January, 2000; Managing Director
                        of Marketing of Putnam Investments, June,
                        1992 to July, 1996.)

Pamela A. McGrath (46)  Treasurer and Chief Financial Officer of              1999
                        the Liberty Funds Complex and Liberty
                        All-Star Funds since April, 2000;
                        Treasurer of the Stein Roe Funds since
                        April 2000; Treasurer and Chief Financial
                        Officer since December, 1999 and Senior
                        Vice President of LFG since April, 2000;
                        Chief Financial Officer, Treasurer and
                        Senior Vice President of Colonial since
                        December, 1999; Director of Offshore
                        Accounting for Putnam Investments from
                        May, 1998 to October, 1999; Managing
                        Director of Scudder Kemper Investments
                        prior thereto.

Glenn M. Wolfset (37)   Controller and Chief Accounting Officer               2000
                        of the Liberty Funds since October,
                        2000; Senior Vice President of Colonial
                        and LFG since March, 2000; Senior Vice
                        President from 1999 to 2000 and Vice
                        President from 1994 to 1999 of Scudder
                        Kemper Investments.

EXECUTIVE OFFICER       OFFICE WITH THE LIBERTY MUTUAL FUNDS;          YEAR OF ELECTION AS
NAME & AGE              PRINCIPAL OCCUPATION                           EXECUTIVE OFFICER
----------              --------------------                           -----------------
Kevin M. Carome (44)    Executive Vice President of Liberty Funds             2000
                        Complex and Liberty All-Star Funds since
                        October, 2000; Executive Vice President of
                        the Stein Roe Funds since May 1999;
                        formerly Vice President from April, 1998
                        to May 1999, Assistant Secretary from
                        April 1998 to February, 2000 and Secretary
                        from February, 2000 to May, 2000); Chief
                        Legal Officer, Liberty Financial since
                        August, 2000; Senior Vice President,
                        Legal, LFG since January, 1999; General
                        Counsel and Secretary of Stein Roe since
                        January, 1998; Associate General Counsel
                        and Vice President of Liberty Financial
                        prior thereto.

William J. Ballou (35)  Secretary of the Liberty Funds Complex and            2000
                        Liberty All-Star Funds since October,
                        2000; Assistant Secretary from October,
                        1997 to October, 2000 of the Liberty Funds
                        Complex; Assistant Secretary of the Stein
                        Roe Funds from May, 2000 to November,
                        2000; Vice President, Assistant Secretary
                        and Counsel of Colonial since October,
                        1997; Vice President and Counsel since
                        April, 2000 and Assistant Secretary since
                        December, 1998 of LFG; Associate Counsel;
                        Massachusetts Financial Services Company
                        from May, 1995 to September, 1997;
                        Associate, Ropes & Gray from September,
                        1991 to May, 1995).



(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

The current Board of Trustees received the following compensation from each Liberty Mutual Fund as of each Fund's fiscal year end and for the calendar year ended December 31, 1999:

LIBERTY MUTUAL FUND           LCF                 LCEF                 LCIF                LNGUF
--------------------------------------------------------------------------------------------------------
FISCAL YEAR END             10/31/99             10/31/99            10/31/99             10/31/99
--------------------------------------------------------------------------------------------------------
TRUSTEE:
Mr. Bleasdale                $456(1)             $1,146(2)             $541(3)             $1,387(4)
Ms. Collins                   427                 1,077                 509                 1,164
Mr. Grinnell                  445                 1,123                 530                 1,213
Mr. Lowry                     432                 1,088                 514                 1,176
Mr. Macera                    423                 1,078                 510                 1,294
Mr. Mayer                     451                 1,105                 523                 1,176
Mr. Moody                     403(5)                993(6)              472(7)              1,094(8)
Mr. Neuhauser                 454                 1,139                 540                 1,230
Mr. Stitzel                   423                 1,078                 510                 1,294
Ms. Verville                  422(9)              1,066(10)             503(11)             1,316(12)


--------

(1)     Includes $234 payable in later years as deferred compensation.

(2)     Includes $593 payable in later years as deferred compensation.

(3)     Includes $276 payable in later years as deferred compensation.

(4)     Includes $636 payable in later years as deferred compensation.

(5) Total compensation of $403 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(6) Total compensation of $993 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(7) Total compensation of $472 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(8) Total compensation of $1,094 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(9) Total compensation of $422 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(10) Total compensation of $1,066 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(11) Total compensation of $503 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(12) Total compensation of $1,316 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

LIBERTY MUTUAL FUND        LNIEF                LREF                LSVF                 LSF
-------------------------------------------------------------------------------------------------
FISCAL YEAR END          10/31/99             10/31/99            10/31/99             10/31/99
-------------------------------------------------------------------------------------------------
TRUSTEE:
Mr. Bleasdale            $1,104(13)            $570(14)            $3,590(15)            $796(16)
Ms. Collins                 937                 536                 3,093                 748
Mr. Grinnell                976                 558                 3,224                 779
Mr. Lowry                   946                 542                 3,126                 756
Mr. Macera                1,039                 537                 3,376                 749
Mr. Mayer                   945                 552                 3,133                 768
Mr. Moody                   879(17)             497(18)             2,906(19)             694(20)
Mr. Neuhauser               989                 568                 3,260                 791
Mr. Stitzel               1,039                 537                 3,376                 749
Ms. Verville              1,055(21)             530(22)             3,429(23)             768(24)

--------

(13)    Includes $511 payable in later years as deferred compensation.

(14)    Includes $291 payable in later years as deferred compensation.

(15)    Includes $1,697 payable in later years as deferred compensation.

(16)    Includes $409 payable in later years as deferred compensation.

(17) Total compensation of $879 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(18) Total compensation of $497 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(19) Total compensation of $2,906 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(20) Total compensation of $694 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(21) Total compensation of $1,055 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(22) Total compensation of $530 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(23) Total compensation of $3,429 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(24) Total compensation of $768 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

LIBERTY MUTUAL FUND              TLF                LTMAGF
---------------------------------------------------------------
FISCAL YEAR END                10/31/99            10/31/99(25)
---------------------------------------------------------------
TRUSTEE:
Mr. Bleasdale                 $7,468(26)            $451(27)
Ms. Collins                    6,387                 433
Mr. Grinnell                   6,657                 451
Mr. Lowry                      6,453                 433
Mr. Macera                     6,971                 433
Mr. Mayer                      6,460                 451
Mr. Moody                      6,007(28)             451(29)
Mr. Neuhauser                  6,728                 455
Mr. Stitzel                    6,971                 433
Ms. Verville                   7,088(30)             451(31)

--------

(25) Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made and upon estimated relative Fund net assets.

(26)    Includes $3,508 payable in later years as deferred compensation.

(27)    Includes $232 payable in later years as deferred compensation.

(28) Total compensation of $6,007 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(29) Total compensation of $451 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(30) Total compensation of $7,088 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(31) Total compensation of $451 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

LIBERTY MUTUAL FUND       LTMVF                 LTEF                  LTEIF                LHYMF
----------------------------------------------------------------------------------------------------
FISCAL YEAR END          10/31/99             11/30/99              11/30/99              11/30/99
----------------------------------------------------------------------------------------------------
TRUSTEE:
Mr. Bleasdale            $153(32)            $10,598(33)            $1,312(34)            $1,303(35)
Ms. Collins               145                  9,974                 1,235                 1,227
Mr. Grinnell              145                 10,396                 1,287                 1,278
Mr. Lowry                 147                 10,109                 1,247                 1,239
Mr. Macera                144                  9,985                 1,241                 1,232
Mr. Mayer                 151                 10,048                 1,244                 1,237
Mr. Moody                 129(36)              9,384(37)             1,160(38)             1,153(39)
Mr. Neuhauser              83                 10,504                 1,304                 1,295
Mr. Stitzel               144                  9,985                 1,241                 1,232
Ms. Verville              144(40)              9,869(41)             1,222(42)             1,214(43)

--------

(32)    Includes $73 payable in later years as deferred compensation.

(33)    Includes $5,487 payable in later years as deferred compensation.

(34)    Includes $675 payable in later years as deferred compensation.

(35)    Includes $670 payable in later years as deferred compensation.

(36) Total compensation of $129 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(37) Total compensation of $9,384 for the fiscal year ended November 30, 1999, will be payable in later years as deferred compensation.

(38) Total compensation of $1,160 for the fiscal year ended November 30, 1999, will be payable in later years as deferred compensation.

(39) Total compensation of $1,153 for the fiscal year ended November 30, 1999, will be payable in later years as deferred compensation.

(40) Total compensation of $144 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(41) Total compensation of $9,869 for the fiscal year ended November 30, 1999, will be payable in later years as deferred compensation.

(42) Total compensation of $1,222 for the fiscal year ended November 30, 1999, will be payable in later years as deferred compensation.

(43) Total compensation of $1,214 for the fiscal year ended November 30, 1999, will be payable in later years as deferred compensation.

LIBERTY MUTUAL FUND          LUF                  LHYSF                  LIF                  LSIF
------------------------------------------------------------------------------------------------------
FISCAL YEAR END           11/30/99              12/31/99              12/31/99              12/31/99
------------------------------------------------------------------------------------------------------
TRUSTEE:
Mr. Bleasdale            $4,649(44)            $5,056(45)            $1,156(46)            $6,723(47)
Ms. Collins               4,375                 4,711                 1,077                 6,271
Mr. Grinnell              4,560                 4,909                 1,123                 6,489
Mr. Lowry                 4,420                 4,760                 1,088                 6,347
Mr. Macera                4,379                 4,692                 1,076                 6,260
Mr. Mayer                 4,423                 4,958                 1,134                 6,562
Mr. Moody                 4,112(48)             4,485(49)             1,022(50)             5,851(51)
Mr. Neuhauser             4,608                 4,962                 1,138                 6,566
Mr. Stitzel               4,379                 4,692                 1,076                 6,260
Ms. Verville              4,328(52)             4,710(53)             1,076(54)             6,301(55)

--------

(44)    Includes $2,405 payable in later years as deferred compensation.

(45)    Includes $2,573 payable in later years as deferred compensation.

(46)    Includes $594 payable in later years as deferred compensation.

(47)    Includes $2,832 payable in later years as deferred compensation.

(48) Total compensation of $4,112 for the fiscal year ended November 30, 1999, will be payable in later years as deferred compensation.

(49) Total compensation of $4,485 for the fiscal year ended December 31, 1999, will be payable in later years as deferred compensation.

(50) Total compensation of $1,022 for the fiscal year ended December 31, 1999, will be payable in later years as deferred compensation.

(51) Total compensation of $5,851 for the fiscal year ended December 31, 1999, will be payable in later years as deferred compensation.

(52) Total compensation of $4,328 for the fiscal year ended November 30, 1999, will be payable in later years as deferred compensation.

(53) Total compensation of $4,710 for the fiscal year ended December 31, 1999, will be payable in later years as deferred compensation.

(54) Total compensation of $1,076 for the fiscal year ended December 31, 1999, will be payable in later years as deferred compensation.

(55) Total compensation of $6,301 for the fiscal year ended December 31, 1999, will be payable in later years as deferred compensation.

LIBERTY MUTUAL FUND        LNTF                  LCATEF               LCTTEF                 LMATEF
----------------------------------------------------------------------------------------------------
FISCAL YEAR END          12/31/99               1/31/00              1/31/00                1/31/00
----------------------------------------------------------------------------------------------------
TRUSTEE:
Mr. Bleasdale            $3,615(56)            $1,779(57)            $1,173(58)            $1,398(59)
Ms. Collins               3,369                 1,658                 1,093                 1,480
Mr. Grinnell              3,509                 1,728                 1,139                 1,358
Mr. Lowry                 3,405                 1,675                 1,105                 1,317
Mr. Macera                3,357                 1,645                 1,084                 1,292
Mr. Mayer                 3,542                 1,746                 1,151                 1,372
Mr. Moody                 3,198(60)             1,568(61)             1,035(62)             1,233(63)
Mr. Neuhauser             3,546                 1,750                 1,155                 1,376
Mr. Stitzel               3,357                 1,645                 1,084                 1,292
Ms. Verville              3,372(64)             1,661(65)             1,095(66)             1,305(67)

----------------------------------------------------


(56)    Includes $1,820 payable in later years as deferred compensation.

(57)    Includes $903 payable in later years as deferred compensation.

(58)    Includes $595 payable in later years as deferred compensation.

(59)    Includes $709 payable in later years as deferred compensation.

(60) Total compensation of $3,198 for the fiscal year ended December 31, 1999, will be payable in later years as deferred compensation.

(61) Total compensation of $1,568 for the fiscal year ended January 31, 2000, will be payable in later years as deferred compensation.

(62) Total compensation of $1,035 for the fiscal year ended January 31, 2000, will be payable in later years as deferred compensation.

(63) Total compensation of $1,233 for the fiscal year ended January 31, 2000, will be payable in later years as deferred compensation.

(64) Total compensation of $3,372 for the fiscal year ended December 31, 1999, will be payable in later years as deferred compensation.

(65) Total compensation of $1,661 for the fiscal year ended January 31, 2000, will be payable in later years as deferred compensation.

(66) Total compensation of $1,095 for the fiscal year ended January 31, 2000, will be payable in later years as deferred compensation.

(67) Total compensation of $1,305 for the fiscal year ended January 31, 2000, will be payable in later years as deferred compensation.

LIBERTY MUTUAL FUND      LNYTEF              LOHTEF                LGIF                LNAPF
-----------------------------------------------------------------------------------------------
FISCAL YEAR END          1/31/00              1/31/00             6/30/00             6/30/00
-----------------------------------------------------------------------------------------------
TRUSTEE:
Mr. Bleasdale            $948(68)            $916(69)            $5,278(70)            $588(71)
Ms. Collins               883                 854                 4,787                 533
Mr. Grinnell              920                 889                 4,989                 555
Mr. Lowry                 893                 863                 4,931                 549
Mr. Macera                876                 847                 4,761                 530
Mr. Mayer                 930                 898                 4,989                 555
Mr. Moody                 836(72)             807(73)             5,029(74)             561(75)
Mr. Neuhauser             934                 903                 5,040                 564
Mr. Stitzel               876                 847                 4,809                 536
Ms. Verville              885(76)             855(77)             4,748(78)             528(79)

--------

(68)    Includes $479 payable in later years as deferred compensation.

(69)    Includes $463 payable in later years as deferred compensation.

(70)    Includes $2,576 payable in later years as deferred compensation.

(71)    Includes $290 payable in later years as deferred compensation.

(72) Total compensation of $836 for the fiscal year ended January 31, 2000, will be payable in later years as deferred compensation.

(73) Total compensation of $807 for the fiscal year ended January 31, 2000, will be payable in later years as deferred compensation.

(74) Total compensation of $5,029 for the fiscal year ended June 30, 2000, will be payable in later years as deferred compensation.

(75) Total compensation of $561 for the fiscal year ended June 30, 2000, will be payable in later years as deferred compensation.

(76) Total compensation of $885 for the fiscal year ended January 31, 2000, will be payable in later years as deferred compensation.

(77) Total compensation of $855 for the fiscal year ended January 31, 2000, will be payable in later years as deferred compensation.

(78) Total compensation of $4,748 for the fiscal year ended June 30, 2000, will be payable in later years as deferred compensation.

(79) Total compensation of $528 for the fiscal year ended June 30, 2000, will be payable in later years as deferred compensation.

LIBERTY MUTUAL FUND         LMMF                LMMMF               LFRAF                LIGF
-------------------------------------------------------------------------------------------------
FISCAL YEAR END           6/30/00              6/30/00             8/31/00              8/31/00
-------------------------------------------------------------------------------------------------
TRUSTEE:
Mr. Bleasdale            $1,608(80)            $602(81)            $239(82)            $3,484(83)
Ms. Collins               1,456                 546                 204                 3,162
Mr. Grinnell              1,517                 569                 216                 3,327
Mr. Lowry                 1,501                 562                 221                 3,253
Mr. Macera                1,449                 543                 210                 3,182
Mr. Mayer                 1,517                 569                 213                 3,296
Mr. Moody                 1,532(84)             573(85)             233(86)             3,312(87)
Mr. Neuhauser             1,535                 577                 217                 3,333
Mr. Stitzel               1,464                 548                 210                 3,183
Ms. Verville              1,311(88)             541(89)             207(90)             3,206(91)


(80)  Includes $792 payable in later years as deferred compensation.

(81)  Includes $300 payable in later years as deferred compensation.

(82)  Includes $77 payable in later years as deferred compensation.

(83)  Includes $1,752 payable in later years as deferred compensation.

(84) Total compensation of $1,532 for the fiscal year ended June 30, 2000, will be payable in later years as deferred compensation.

(85) Total compensation of $573 for the fiscal year ended June 30, 2000, will be payable in later years as deferred compensation.

(86) Total compensation of $233 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

(87) Total compensation of $3,312 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

(88) Total compensation of $1,311 for the fiscal year ended June 30, 2000, will be payable in later years as deferred compensation.

(89) Total compensation of $541 for the fiscal year ended June 30, 2000, will be payable in later years as deferred compensation.

(90) Total compensation of $207 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

(91) Total compensation of $3,206 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

LIBERTY MUTUAL FUND         LNGCF                LNJOF                LFSF                   LNEF
---------------------------------------------------------------------------------------------------
FISCAL YEAR END           8/31/00              8/31/00              8/31/00                8/31/00
---------------------------------------------------------------------------------------------------
TRUSTEE:
Mr. Bleasdale            $773(92)             $811(93)             $3,250(94)             $361(95)
Ms. Collins               700                  733                  2,949                  321
Mr. Grinnell              736                  772                  2,638                  339
Mr. Lowry                 722                  757                  3,035                  336
Mr. Macera                705                  740                  2,968                  326
Mr. Mayer                 729                  763                  3,074                  334
Mr. Moody                 736(96)              776(97)              3,093(98)              354(99)
Mr. Neuhauser             875                  775                  3,105                  341
Mr. Stitzel               705                  740                  2,969                  326
Ms. Verville              709(100)             744(101)             2,990(102)             326(103)


(92)  Includes $384 payable in later years as deferred compensation.

(93)  Includes $394 payable in later years as deferred compensation.

(94)  Includes $1,629 payable in later years as deferred compensation.

(95)  Includes $162 payable in later years as deferred compensation.

(96) Total compensation of $736 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

(97) Total compensation of $776 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

(98) Total compensation of $3,093 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

(99) Total compensation of $354 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

(100) Total compensation of $709 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

(101) Total compensation of $744 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

(102) Total compensation of $2,990 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

(103) Total compensation of $326 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.

                           TOTAL COMPENSATION PAID FROM LIBERTY
                           FUND COMPLEX TO THE BOARD OF TRUSTEES
LIBERTY MUTUAL FUND            FOR THE CALENDAR YEAR ENDED*
-----------------------------------------------------------------
TRUSTEE:
Mr. Bleasdale                           $103,000(104)
Ms. Collins                               96,000
Mr. Grinnell                             100,000
Mr. Lowry                                 97,000
Mr. Macera                                95,000
Mr. Mayer                                101,000
Mr. Moody                                 91,000(105)
Mr. Neuhauser                            101,252
Mr. Stitzel                               95,000
Ms. Verville                              96,000(106)



(104) Includes $52,000 payable in later years as deferred compensation.

(105) Total compensation of $91,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.

(106) Total compensation of $96,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.


* Includes compensation from Liberty Tax-Managed Growth Fund and Liberty Tax-Managed Growth Fund II, two series of Liberty Funds Trust I that will elect Trustees of the Trust at the Meetings but which are included in a separate proxy statement.

The following table sets forth the compensation paid to certain Trustees in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds) for service during the calendar year ended December 31, 1999:



-----------------------------------------------------------
                            TOTAL COMPENSATION PAID TO THE
                         TRUSTEES FROM THE LIBERTY ALL-STAR
                          FUNDS FOR THE CALENDAR YEAR ENDED
TRUSTEE                        DECEMBER 31, 1999(107)
-----------------------------------------------------------
James E. Grinnell                    25,000
Richard W. Lowry                     25,000
William E. Mayer                     25,000
John J. Neuhauser                    25,000



(107) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Colonial).

                                   APPENDIX A

                          FORM OF MANAGEMENT AGREEMENT

AGREEMENT dated as of [ ], 2000, between LIBERTY FUNDS TRUST III, a Massachusetts business trust (Trust), with respect to [NAME OF FUND] (Fund), and NEWPORT FUND MANAGEMENT, INC., a Virginia corporation (Adviser).

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Adviser will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Adviser may delegate its investment responsibilities to a sub-adviser.

2.    In carrying out its investment management obligations, the Adviser shall:

      (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3.    The Adviser shall furnish at its expense the following:

      (a) office space, supplies, facilities and equipment; (b) executive and other personnel for managing the affairs of the Fund (including preparing financial information of the Fund and reports and tax returns required to be filed with public authorities, but exclusive of those related to custodial, transfer, dividend and plan agency services, determination of net asset value and maintenance of records required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (1940 Act)); and (c) compensation of Trustees who are directors, officers, partners or employees of the Adviser or its affiliated persons (other than a regulated investment company).

4. The Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

5. The Fund shall pay the Adviser monthly a fee at the annual rate of [ %] of the average daily net assets of the Fund.


6. The Adviser may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Adviser declares to be effective.


7.    This Agreement shall become effective as of the date of its execution, and

      (a) unless otherwise terminated, shall continue until June 30, 2002, and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund;
      (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Adviser on sixty days' written notice to the Trust.

8.    This Agreement may be amended in accordance with the 1940 Act.

9. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.



LIBERTY FUNDS TRUST III on behalf of
[NAME OF FUND]


By:  __________________________
Name:
Title:


NEWPORT FUND MANAGEMENT, INC.


By:  __________________________
Name:
Title:



A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                                   APPENDIX B



                             SUB-ADVISORY AGREEMENT

      SUB-ADVISORY AGREEMENT, dated this [ ] day of [ ], by and between COLONIAL MANAGEMENT ASSOCIATES, INC. a Massachusetts corporation (the "Adviser"), UNIBANK SECURITIES, INC., d/b/a "UNIBANK INVESTMENT MANAGEMENT," a company incorporated under the laws of the State of Delaware (the "Sub-Adviser") and LIBERTY FUNDS TRUST III (the "Trust"), on behalf of THE LIBERTY FUND (the "Fund").

                                   WITNESSETH:

      WHEREAS, the Adviser provides the Fund, a series of the Trust, an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), business services pursuant to the terms and conditions of an investment advisory agreement dated March 27, 1995, as amended October 1, 1997 (the "Advisory Agreement"), between the Adviser and the Trust, on behalf of the Fund; and

       WHEREAS, the Sub-Adviser is willing to provide services to the Adviser on the terms and conditions hereinafter set forth.


      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

      1. Duties of the Sub-Adviser. Subject to the supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser will: (a) manage the investment of a portion of the assets of the Fund, as determined by the Adviser, in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's then current Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement"), and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Fund; and (e) report results to the Board of Trustees of the Trust. The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's affairs.

      Should the Trustees of the Trust or the Adviser at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold and what portion, if any, of the Fund's assets shall be held uninvested. It is understood that the Adviser undertakes to discuss with the Sub-Adviser any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold or held uninvested, prior to the implementation thereof.

      2. Certain Information to the Sub-Adviser. Copies of the Prospectus and the Statement have been delivered to the Sub-Adviser. The Adviser agrees to notify the Sub-Adviser of each change in the investment policies of the Fund and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Prospectus and the Statement. In addition, the Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Adviser copies of all amendments thereto.

      3. Execution of Certain Documents. Subject to any other written instructions of the Adviser and the Trustees of the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund.

      4. Reports. The Sub-Adviser shall furnish to the Trustees of the Trust or the Adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Fund, as required by applicable law or as otherwise requested from time to time by the Trustees of the Trust or the Adviser, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Adviser, as appropriate, may request from time to time.

      5. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation, computed and paid monthly in arrears in U.S. dollars, at an annual rate of 0.40% of the average daily net asset value of the portion of the Fund's assets under management by the Sub-Adviser. If the Sub-Adviser shall serve for less than the whole of any month, the compensation payable to the Sub-Adviser with respect to the Fund will be prorated. The Sub-Adviser will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust nor the Fund shall be liable to the Sub-Adviser for the compensation of the Sub-Adviser. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or Statement.

      6. Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Fund, may enforce any obligations of the Sub-Adviser under this Agreement and may recover directly from the Sub-Adviser for any liability it may have to the Fund.

      7. Activities of the Sub-Adviser. The services of the Sub-Adviser to the Fund are not deemed to be exclusive, the Sub-Adviser being free to render investment advisory and/or other services to others.

      8. Covenants of the Sub-Adviser. The Sub-Adviser agrees that it (a) will not deal with itself, "affiliated persons" of the Sub-Adviser, the Trustees of the Trust or the Fund's distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, and except in accordance with Rule 17e-1 procedures as approved by the Trustees from time to time and (b) will comply with all other provisions of the then-current Prospectus and Statement relative to the Sub-Adviser and its trustees, officers, employees and affiliates.

      9. Representations, Warranties and Additional Agreements of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

      (a) It (i) is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (the "Advisers Act"), is authorized to undertake investment business in the U.S. and is registered under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Adviser in writing of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and
(vi) will immediately notify the Adviser in writing of any change of control of the Sub-Adviser or any parent of the Sub-Adviser resulting in an "assignment" of this Agreement.

      (b) It will maintain, keep current and preserve on behalf of the Fund, in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Adviser for the Fund as may be reasonably requested by the Adviser or the Fund from time to time. The Sub-Adviser agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

      (c) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Adviser will provide the Trust and the Adviser with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Adviser certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

      (d) It has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the "SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser and the Trust.

      10. Duration and Termination of this Agreement. This Agreement shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until June 30, 2002 and from year to year thereafter but only so long as its continuance is "specifically approved at least annually" by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund. This Agreement may be terminated at any time without penalty on sixty days' written notice to the Sub-Adviser by vote of the Board of Trustees of the Trust, by "vote of a majority of the outstanding voting securities" of the Fund, or by the Adviser. This Agreement also may be terminated at any time without penalty by the Sub-Advisor on ninety days' written notice to the Adviser and Trust. This Agreement shall automatically terminate in the event of its "assignment" or in the event that the Advisory Agreement shall have terminated for any reason.

      11. Amendments to this Agreement. This Agreement may be amended in accordance with the 1940 Act.

      12. Certain Definitions. The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "control", "affiliated persons" and "interested person", when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

      13. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser pursuant to Section 9 hereof shall survive for the duration of this Agreement and the Sub-Adviser shall immediately notify, but in no event later than five (5) business days, the Adviser in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

      14. Miscellaneous. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Adviser's Secretary in the case of the Sub-Adviser, the Adviser's General Counsel in the case of the Adviser, and the Trust's Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.

                                     COLONIAL MANAGEMENT ASSOCIATES, INC.

                                     By:
                                          -----------------------------------
                                         Name:
                                         Title:

                                     UNIBANK SECURITIES, INC.

                                     By:
                                         ------------------------------------
                                         Name:
                                         Title:

                                     LIBERTY FUNDS TRUST III, on behalf
                                     of The Liberty Fund

                                     By:
                                         ------------------------------------
                                         Name:
                                         Title:

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo, each of them proxies of the signers, with power of substitution to vote at the Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
Liberty Funds Services, Inc.


Liberty Income Fund
Liberty Strategic Income Fund
Liberty High Yield Securities Fund
Liberty Intermediate Government Fund
Liberty Federal Securities Fund
Liberty Ohio Tax-Exempt Fund
Liberty Connecticut Tax-Exempt Fund
Liberty New York Tax-Exempt Fund
Liberty California Tax-Exempt Fund
Liberty Tax-Exempt Insured Fund
Liberty Massachusetts Tax-Exempt Fund
Liberty Tax-Exempt Fund
Liberty High Yield Municipal Fund
Liberty Select Value Fund
Liberty Growth & Income Fund
Liberty Utilities Fund
Liberty Newport Japan Opportunities Fund
Liberty Newport Greater China Fund
Liberty Newport Tiger Fund
Liberty Newport Asia Pacific Fund
Liberty Newport Europe Fund
Liberty Tax-Managed Value Fund
Liberty Tax-Managed Aggressive Growth Fund
Liberty Special Fund
Liberty Real Estate Fund
Liberty Contrarian Equity Fund
Liberty Contrarian Income Fund
Liberty Contrarian Fund
Liberty Counselor Income Portfolio
Liberty Counselor Balanced Portfolio
Liberty Counselor Growth Portfolio
Liberty Floating Rate Advantage Fund


This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Item 1 below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Item:

1.       To elect eleven Trustees (Item 1 of the Notice).

(01)     Douglas A. Hacker
(02)     Janet Langford Kelly
(03)     Richard W. Lowry
(04)     Salvatore Macera
(05)     William E. Mayer
(06)     Charles Nelson
(07)     John J. Neuhauser
(08)     Joseph R. Palombo
(09)     Thomas E. Stitzel
(10)     Thomas C. Theobald
(11)     Anne-Lee Verville


INSTRUCTION: to withhhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

For           Withheld         For All
All           From All         Nominees
Nominees      Nominees         Except as
                               Noted
 __              __              __
|__|            |__|            |__|


MARK BOX AT RIGHT FOR ADDRESS CHANGE
AND NOTE AT LEFT                |__|


PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please be sure to sign and date this Proxy             Date_________________

                    -------------------------              ---------------------
                    Shareholder sign here                  Co-owner sign here

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo, each of them proxies of the signers, with power of substitution to vote at the Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
Liberty Funds Services, Inc.


THE LIBERTY FUND


This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Item 1 below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Item:

1.       To elect eleven Trustees (Item 1 of the Notice).

(01)      Douglas A. Hacker
(02)      Janet Langford Kelly
(03)      Richard W. Lowry
(04)      Salvatore Macera
(05)      William E. Mayer
(06)      Charles Nelson
(07)      John J. Neuhauser
(08)      Joseph R. Palombo
(09)      Thomas E. Stitzel
(10)      Thomas C. Theobald
(11)      Anne-Lee Verville


INSTRUCTION: to withhhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


For           Withheld         For All
All           From All         Nominees
Nominees      Nominees         Except as
                               Noted
 __              __              __
|__|            |__|            |__|



2. To approve or disapprove a sub-advisory agreement with Unibank Securities, Inc. (Item 3 of the Notice).


For           Against          Abstain
 __              __              __
|__|            |__|            |__|


MARK BOX AT RIGHT FOR ADDRESS CHANGE
AND NOTE AT LEFT                |__|


PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Please be sure to sign and date this Proxy           Date_________________

                        -------------------------        ----------------------
                        Shareholder sign here            Co-owner sign here

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo, each of them proxies of the signers, with power of substitution to vote at the Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
Liberty Funds Services, Inc.


Liberty Newport Global Utilities Fund
Liberty Newport International Equity Fund


This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Item 1 below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Item:

1.       To elect eleven Trustees (Item 1 of the Notice).

(01)      Douglas A. Hacker
(02)      Janet Langford Kelly
(03)      Richard W. Lowry
(04)      Salvatore Macera
(05)      William E. Mayer
(06)      Charles Nelson
(07)      John J. Neuhauser
(08)      Joseph R. Palombo
(09)      Thomas E. Stitzel
(10)      Thomas C. Theobald
(11)      Anne-Lee Verville


INSTRUCTION: to withhhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


For           Withheld         For All
All           From All         Nominees
Nominees      Nominees         Except as
                               Noted
 __              __              __
|__|            |__|            |__|



2. To approve or disapprove a new portfolio management agreement with Newport Fund Management (Item 2 of the Notice).


For           Against          Abstain
 __              __              __
|__|            |__|            |__|



MARK BOX AT RIGHT FOR ADDRESS CHANGE
AND NOTE AT LEFT               |__|


PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


 Please be sure to sign and date the Proxy.          Date_________________

                        -------------------------        ----------------------
                        Shareholder sign here            Co-owner sign here

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo, each of them proxies of the signers, with power of substitution to vote at the Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
Liberty Funds Services, Inc.


Liberty Money Market Fund
Liberty Municipal Money Market Fund


This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Item 1 below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Item:

1.       To elect eleven Trustees (Item 1 of the Notice).

(01)      Douglas A. Hacker
(02)      Janet Langford Kelly
(03)      Richard W. Lowry
(04)      Salvatore Macera
(05)      William E. Mayer
(06)      Charles Nelson
(07)      John J. Neuhauser
(08)      Joseph R. Palombo
(09)      Thomas E. Stitzel
(10)      Thomas C. Theobald
(11)      Anne-Lee Verville


INSTRUCTION: to withhhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


For           Withheld         For All
All           From All         Nominees
Nominees      Nominees         Except as
                               Noted
 __              __              __
|__|            |__|            |__|



2. To authorize the Fund to cast vote for the same nominees for the election of a Board of Trustees of SR&F Base Trust for whom you voted above (Item 4 of the Notice).


For           Against           Abstain
 __              __              __
|__|            |__|            |__|

MARK BOX AT RIGHT FOR ADDRESS CHANGE
AND NOTE at LEFT                |__|




PLEASE  MARK,  SIGN DATE AND  RETURN  THIS  PROXY  PROMPTLY  USING THE  ENCLOSED
ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Please be sure to sign and date this Proxy            Date_________________

                         _________________________        ______________________
                         Shareholder sign here            Co-owner sign here

TWO CONVENIENT WAYS TO VOTE YOUR PROXY






The enclosed proxy statement provides details on important issues affecting your Liberty Funds. The Board of Trustees recommends that you vote for all proposals.



We are offering two additional ways to vote: by telephone or fax. These methods may be faster and more convenient than the traditional method of mailing back your proxy card.



If you are voting by telephone or fax, you SHOULD NOT mail your proxy card.



Vote by Telephone:
o Read the proxy statement and have your proxy card available.
o When you are ready to vote, call toll free 1-877-518-9416 between 9:00 a.m. and 11:00 p.m. EST.
o Following the instructions provided to cast your vote. A representative will be available to answer questions.



Vote by Fax:
o Read the proxy statement
o Complete the enclosed proxy card.
o Fax your proxy card to 1-800-733-1885.


YOUR PROXY VOTE IS IMPORTANT!


SHM-43/623D-1000 (11/00) 00/2027